THIRD AMENDED AND RESTATED LOAN AGREEMENT
                          Dated as of January 22, 2003
                                     between
                 WELLS FARGO BANK (TEXAS), NATIONAL ASSOCIATION
                                       and
                                 PIZZA INN, INC.

                                TABLE OF CONTENTS
                                -----------------
                                                                            Page
                                                                            ----
ARTICLE  I.

DEFINITIONS                                                                    2
Section  1.1.     Definitions                                                  2
Section  1.2.     Other  Definitional  Provisions                             14
ARTICLE  II.

REVOLVING  CREDIT  LOANS                                                      14
Section  2.1.     Revolving  Credit  Commitment                               14
Section  2.2.     Revolving  Credit  Note                                     14
Section  2.3.     Repayment  of  Advances                                     14
Section  2.4.     Interest                                                    14
Section  2.5.     Borrowing  Procedure                                        15
Section  2.6.     Use  of  Proceeds                                           16
Section  2.7.     Commitment  Fee                                             16
Section  2.8.     Reduction  or  Termination  of  Revolving  Credit Commitment16
Section  2.9.     Letters  of  Credit.                                        17
ARTICLE  III.

TERM  LOAN                                                                    19
Section  3.1.     Term  Loan                                                  19
Section  3.2.     Intentionally  Deleted.                                     19
Section  3.3.     Repayment  of  Term  Loan                                   20
Section  3.4.     Interest                                                    20
ARTICLE  IV.

REAL  ESTATE  LOAN                                                            20
Section  4.1.     Real  Estate  Loan                                          20
Section  4.2.     Use  of  Proceeds                                           20
ARTICLE  V.

PAYMENTS                                                                      21
Section  5.1.     Method  of  Payment                                         21
Section  5.2.     Voluntary  Prepayment                                       21
Section  5.3.     Mandatory  Prepayment  of  Advances                         21
Section  5.4.     Withholding  Taxes                                          21
Section  5.5.     Computation  of  Interest                                   22
ARTICLE  VI.

SPECIAL  PROVISIONS  REGARDING  LIBOR  ADVANCES                               22
Section  6.1.     Conversions  and  Continuations                             22
Section  6.2.     Additional  Costs.                                          22
Section  6.3.     Limitation  on  Types  of  Advances                         24
Section  6.4.     Illegality                                                  24
Section  6.5.     Treatment  of  Affected  Advances                           24
Section  6.6.     Compensation                                                25
Section  6.7.     Capital  Adequacy                                           25
ARTICLE  VII.

SECURITY                                                                      26
Section  7.1.     Collateral                                                  26
Section  7.2.     Existing  Liens  to  Continue                               26
Section  7.3.     Setoff                                                      26
Section  7.4.     Guaranty                                                    27
ARTICLE  VIII.

CONDITIONS  PRECEDENT  AND  CLOSING                                           27
Section  8.1.     Conditions  Precedent  to  Initial  Advance                 27
Section  8.2.     [Intentionally  Deleted].                                   28
Section  8.3.     Conditions  Precedent  to  All  Advances                    28
Section  8.4.     Closing                                                     29
ARTICLE  IX.

REPRESENTATIONS  AND  WARRANTIES                                              29
Section  9.1.     Corporate  Existence                                        29
Section  9.2.     Financial  Statements                                       29
Section  9.3.     Corporate  Action;  No  Breach                              30
Section  9.4.     Operation  of  Business                                     30
Section  9.5.     Litigation  and  Judgments                                  30
Section  9.6.     Rights  in  Properties;  Liens                              30
Section  9.7.     Enforceability                                              31
Section  9.8.     Approvals                                                   31
Section  9.9.     Debt                                                        31
Section  9.10.     Taxes                                                      31
Section  9.11.     Use  of  Proceeds;  Margin  Securities                     31
Section  9.12.     ERISA                                                      31
Section  9.13.     Disclosure                                                 32
Section  9.14.     Subsidiaries                                               32
Section  9.15.     Agreements                                                 32
Section  9.16.     Compliance  with  Laws                                     32
Section  9.17.     Inventory                                                  32
Section  9.18.     Investment  Company  Act                                   32
Section  9.19.     Public  Utility  Holding  Company  Act                     32
Section  9.20.     Environmental  Matters                                     33
ARTICLE  X.

POSITIVE  COVENANTS                                                           34
Section  10.1.     Reporting  Requirements                                    34
Section  10.2.     Maintenance  of  Existence;  Conduct  of  Business         36
Section  10.3.     Maintenance  of  Properties                                36
Section  10.4.     Taxes  and  Claims                                         36
Section  10.5.     Insurance                                                  36
Section  10.6.     Inspection  Rights                                         37
Section  10.7.     Keeping  Books  and  Records                               37
Section  10.8.     Compliance  with  Laws                                     37
Section  10.9.     Compliance  with  Agreements                               37
Section  10.10.     Further  Assurances                                       37
Section  10.11.     ERISA                                                     37
Section  10.12.     Change  of  Control                                       37
Section  10.13.     Interest  Rate  Protection                                38
ARTICLE  XI.

NEGATIVE  COVENANTS                                                           38
Section  11.1.     Debt                                                       38
Section  11.2.     Limitation  on  Liens                                      38
Section  11.3.     Mergers,  Etc                                              39
Section  11.4.     Restricted  Payments                                       39
Section  11.5.     Investments                                                40
Section  11.6.     Limitation  on  Issuance  of  Capital  Stock               41
Section  11.7.     Transactions  With  Affiliates                             41
Section  11.8.     Disposition  of  Assets                                    41
Section  11.9.     Sale  and  Leaseback                                       42
Section  11.10.     Prepayment  of  Debt                                      42
Section  11.11.     Nature  of  Business                                      42
Section  11.12.     Environmental  Protection                                 42
Section  11.13.     Accounting                                                42
ARTICLE  XII.

FINANCIAL  COVENANTS                                                          43
Section  12.1.     Current  Ratio                                             43
Section  12.2.     Funded  Debt  Ratio                                        43
Section  12.3.     Fixed  Charge  Coverage  Ratio                             43
Section  12.4.     Operating  Leases                                          43
ARTICLE  XIII.

DEFAULT                                                                       43
Section  13.1.     Events  of  Default                                        43
Section  13.2.     Remedies                                                   46
Section  13.3.     Performance  by  the  Bank                                 47
ARTICLE  XIV.

MISCELLANEOUS                                                                 47
Section  14.1.     Expenses                                                   47
Section  14.2.     INDEMNIFICATION                                            47
Section  14.3.     Limitation  of  Liability                                  48
Section  14.4.     No  Duty                                                   48
Section  14.5.     No  Fiduciary  Relationship                                48
Section  14.6.     Equitable  Relief                                          48
Section  14.7.     No  Waiver;  Cumulative  Remedies                          49
Section  14.8.     Successors;  Assignment                                    49
Section  14.9.     Participations                                             49
Section  14.10.     Survival                                                  49
Section  14.11.     ENTIRE  AGREEMENT                                         49
Section  14.12.     Amendments,  Etc                                          49
Section  14.13.     Maximum  Interest  Rate                                   50
Section  14.14.     Notices                                                   50
Section  14.15.     Governing  Law;  Venue;  Service  of  Process             50
Section  14.16.     Arbitration.                                              51
Section  14.17.     Counterparts                                              53
Section  14.18.     Severability                                              53
Section  14.19.     Headings                                                  53
Section 14.20.     Non-Application of Chapter 346 of Texas Finance Code       53
Section  14.21.     Construction                                              53
Section  14.22.     Independence  of  Covenants                               53
Section  14.23.     WAIVER  OF  JURY  TRIAL                                   53
Section  14.24.     NOTICE  OF  INDEMNIFICATION                               53

                                     ------
                    THIRD AMENDED AND RESTATED LOAN AGREEMENT
                    -----------------------------------------
     THIS  THIRD  AMENDED  AND  RESTATED  LOAN  AGREEMENT (this "Agreement"), is
                                                                 ---------
executed  as  of  January  22,  2003  (the "Execution Date"), effective for all
                                             --------------
purposes  as  of  December  29,  2002 (the "Effective Date"), between PIZZA INN,
                                            --------------
INC., a corporation duly organized and validly existing under the laws of the State of Missouri (the "Borrower"), and WELLS FARGO BANK (TEXAS), NATIONAL
                            --------
ASSOCIATION  (the  "Bank").
                    ----
                                    RECITALS:
                                    ---------
     WHEREAS, Borrower entered into that certain Loan Agreement dated as of December 1, 1994 with The Provident Bank and Bank, as amended by (a) First Amendment to Loan Agreement dated April 28, 1995, (b) Second Amendment to Loan Agreement dated November 30, 1995 (the "Second Amendment"), (c) Third Amendment
                                         ----------------
to Loan Agreement dated June 28, 1996, and (d) Fourth Amendment to Loan Agreement dated April 1, 1997 (as amended, the "1994 Loan Agreement"); and
                                                      -------------------

     WHEREAS, pursuant to the terms of the Second Amendment, the Bank acquired all of The Provident Bank's rights and obligations under the 1994 Loan Agreement and the other Loan Documents, and the Bank became the sole bank thereunder; and

     WHEREAS, the Borrower and the Bank (a) renewed, extended and restructured the existing indebtedness under the 1994 Loan Agreement and (b) amended and restated the 1994 Loan Agreement in its entirety by entering into that certain Amended and Restated Loan Agreement dated as of August 28, 1997, as amended by
(a) First Amendment to Amended and Restated Loan Agreement dated as of September 14, 1998 and (b) Second Amendment to Amended and Restated Loan Agreement dated as of August 31, 1999 (as amended, the "1997 Loan Agreement"); and
                                                ---------------------

     WHEREAS, the Borrower and the Bank (a) renewed, extended and restructured the existing indebtedness under the 1997 Loan Agreement and (b) amended and restated the 1997 Loan Agreement in its entirety by entering into that certain Second Amended and Restated Loan Agreement dated as of March 31, 2000, as amended by (a) First Amendment to Second Amended and Restated Loan Agreement dated as of December 28, 2000, (b) Second Amendment to Second Amended and Restated Loan Agreement dated as of January 31, 2002, and (c) Third Amendment to Second Amended and Restated Loan Agreement dated as of September 26, 2002 (as amended, the "Existing Loan Agreement").
                -------------------------

     WHEREAS, the Borrower has requested the Bank to make certain amendments and modifications to the terms and provisions of the Existing Loan Agreement and to amend and restate the Existing Loan Agreement in its entirety; and WHEREAS, subject to the terms and provisions of this Agreement, the Bank is willing to amend and modify the terms and provisions of the Existing Loan Agreement in certain respects and to amend and restate the Existing Loan
Agreement  in  its  entirety;
NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree that the Existing Loan Agreement is amended and restated in its entirety as of the Effective Date to hereafter read as follows:
                                     ARTICLE  I.

                                    Definitions
Section  1.1.     Definitions.  As  used  in this Agreement, the following terms
                  -----------
have  the  following  meanings:
     "AAA"  has  the  meaning  set  forth  in  Section  14.16(b).
      ---                                      -----------------
"Additional  Costs"  has  the  meaning  set  forth  in  Section  6.2.
 -----------------                                      ------------
"Advance"  means  the Existing Loans and any advance of funds by the Bank to the
 -------
Borrower  pursuant to Article II, Article III or Article IV and the Continuation
                      ----------  -----------    ----------
or  Conversion  thereof  pursuant  to  the  provisions  hereof.
"Advance  Request  Form"  means,  a  certificate,  in  substantially the form of
 ----------------------
Exhibit  C  hereto,  properly  completed and signed by the Borrower requesting a
 ---------
Revolving  Credit  Advance  or  the  Term  Loan  Advance.
 --
"Affiliate"  means,  as  to  any  Person,  any other Person (a) that directly or
 ---------
indirectly, through one or more intermediaries, controls or is controlled by, or
 ----
is under common control with, such Person; (b) that directly or indirectly beneficially owns or holds five percent (5%) or more of any class of voting stock of such Person; or (c) five percent (5%) or more of the voting stock of which is directly or indirectly beneficially owned or held by the Person in question. The term "control" means possession, directly or indirectly, of the
                       -------
power to direct or cause direction of the management and policies of a Person, whether through the ownership of voting securities, by contract, or otherwise; provided, however, in no event shall the Bank be deemed an Affiliate of the Borrower or any of its Subsidiaries.
"Applicable  Lending Office" means, for each Type of Advance, the lending office
 --------------------------
of the Bank (or of an Affiliate of Bank) designated for such Type of Advance below its name on the signature pages hereof or such other office of Bank (or of an Affiliate of Bank) as Bank may from time to time specify to the Borrower as the office by which its Advances of such Type are to be made and maintained. "Applicable Rate" means: (a) during the period that an Advance is a Prime Rate
 ----------------
Advance, the Prime Rate plus the Prime Rate Margin applicable to such Advance; and (b) during the period that an Advance is a LIBOR Advance, the LIBOR Rate plus the LIBOR Rate Margin applicable to such Advance.
"Authorized  Officer"  means  the  chief  executive officer, the chief operating
 -------------------
officer,  the  chief  financial  officer,  the  controller or the secretary of a
 ---
corporation.
 ---
     "Base LIBOR" means, for any LIBOR Advance for any Interest Period, the rate
      ----------
per annum for United States dollar deposits quoted by the Reference Bank as the Inter-Bank Market Offered Rate on the date that is two Business Days prior to the Interest Period, with the understanding that such rate is quoted by the Reference Bank for the purpose of calculating effective rates of interest for loans making reference thereto, on the first day of an Interest Period for delivery of funds on such date for a period of time approximately equal to the number of days in such Interest Period, and in an amount approximately equal to the principal amount to which such Interest Period applies. Borrower understands and agrees that the Reference Bank may base its quotation of the Inter-Bank Market Offered Rate upon such offers or other market indicators of the Inter-Bank Market as the Reference Bank, in its sole discretion, deems appropriate including, without limitation, the rate offered for United States dollar deposits on the London Inter-Bank Market.
"Basle  Accord"  means, the proposals for risk-based capital framework described
 -------------
by the Basle Committee on Banking Regulations and Supervisory Practices in its paper entitled "International Convergence of Capital Measurement and Capital Standards" dated July 1988, as amended, supplemented and otherwise modified and in effect from time to time, or any replacement thereof.
"Business Day" means (a) any day on which commercial banks are not authorized or
 ------------
required to close in Dallas, Texas, and (b) with respect to all borrowings, payments, Conversions, Continuations, Interest Periods, and notices in connection with LIBOR Advances, any day which is a Business Day described in clause a above and which is also a day on which dealings in Dollar deposits are
   ------
carried  out  in  the  London  interbank  market.
"Capital  Expenditures"  means  expenditures of Borrower and the Subsidiaries in
 ---------------------
respect of the purchase or other acquisition of fixed or capital assets less the
 -
amounts expended in connection with the construction on the Real Property. "Capital Lease Obligations" means, as to any Person, the obligations of such
 ---------------------------
Person  to  pay  rent  or  other  amounts  under  a lease of (or other agreement
 --
conveying the right to use) real and/or personal property, which obligations are
 --
required to be classified and accounted for as a capital lease on a balance sheet of such Person under GAAP. For purposes of this Agreement, the amount of such Capital Lease Obligations shall be the capitalized amount thereof, determined in accordance with GAAP.
"Change  of  Control" means (a) the merger or consolidation of the Borrower with
 -------------------
any other Person with the effect that the then existing shareholders of the Borrower will hold less than fifty percent (50%) of the total voting power of the surviving corporation, (b) the acquisition of at least forty percent (40%) of the voting power or any class of voting stock of the Borrower by any Person or related group of Persons, (c) any existing shareholder of Borrower
(including, without limitation, Newcastle Partners, L.P., a Texas limited partnership, and any of its subsidiaries or Affiliates) or any related group of Persons to such existing shareholder beneficially owns, holds or controls, directly or indirectly, in excess of forty percent (40%) of the voting power or any class of voting stock of the Borrower or (d) Ronald Parker shall cease to be the chief executive officer of the Borrower or, in the opinion of Bank, shall cease to be actively engaged in the management of the Borrower and in its day-to-day operations.
"Closing  Date"  has  the  meaning  set  forth  in  Section  8.4.
 -------------                                      ------------
"Code"  means the Internal Revenue Code of 1986, as amended, and the regulations
 ----
promulgated  and  rulings  issued  thereunder.
"Collateral"  has  the  meaning  set  forth  in  Section  7.1.
 ----------                                      ------------
"Commitment  Fee  Rate"  means  0.375%  per  annum.
 ---------------------
     "Consolidated  Assets" means, at any particular time, all amounts which, in
      --------------------
conformity with GAAP, would be included as assets on a consolidated balance sheet of Borrower and the Subsidiaries.
     "Consolidated  Current  Assets"  means, at any particular time, all amounts
      -----------------------------
which, in conformity with GAAP, would be included as current assets on a consolidated balance sheet of the Borrower and the Subsidiaries, excluding any prepaid expenses.
"Consolidated  Current  Liabilities"  means, at any particular time, all amounts
 ----------------------------------
which,  in  conformity  with GAAP, would be included as current liabilities on a
 -
consolidated  balance  sheet  of  the  Borrower  and  the  Subsidiaries.
 -
"Consolidated  Liabilities" means, at any particular time, all amounts which, in
 -------------------------
conformity with GAAP, would be included as liabilities on a consolidated balance sheet of the Borrower and the Subsidiaries.
"Consolidated  Net  Income"  means, for any period, the aggregate net income (or
 -------------------------
net  loss)  of  the  Borrower  and  the  Subsidiaries on a consolidated basis as
 -
determined  in  accordance  with  GAAP.
 -
"Construction  Loan  Agreement"  means  that certain Construction Loan Agreement
 -----------------------------
between  the  Borrower  and  the Bank dated as of December 28, 2000, executed in
 --
connection  with  the  Real  Estate  Loan,  together  with  all  amendments,
 --
modifications  and  supplements  thereto.
 --
"Continue,"  "Continuation,"  and  "Continued"  shall  refer to the continuation
 --------     ------------          ---------
pursuant  to Section 6.1 of a LIBOR Advance as a LIBOR Advance from one Interest
 ---         -----------
Period  to  the  next  Interest  Period.
"Convert," "Conversion," and "Converted" shall refer to a conversion pursuant to
 -------    ----------        ---------
Article  VI  of  one  Type  of  Advance  into  another  Type  of  Advance.
-----------
"Current Ratio" means, at any particular time, the ratio of Consolidated Current
 -------------
Assets  to  Consolidated  Current  Liabilities.
"Debt"  means,  as  to  any  Person  at  any time (without duplication): (a) all
 ----
obligations  of  such  Person  for  borrowed  money, (b) all obligations of such
 ----
Person  evidenced by bonds, notes, debentures, or other similar instruments, (c)
 ----
all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable of such Person arising in the ordinary course of business that are not past due by more than ninety (90) days, (d) all Capital Lease Obligations of such Person, (e) all indebtedness or other obligations of others Guaranteed by such Person, (f) all obligations secured by a Lien existing on property owned by such Person, whether or not the obligations secured thereby have been assumed by such Person or are non-recourse to the credit of such Person, (g) all reimbursement obligations of such Person (whether contingent or otherwise) in respect of letters of credit, bankers' acceptances, surety or other bonds and similar instruments, and (h) all liabilities of such
Person  in  respect  of  unfunded  vested  benefits  under  any  Plan.
"Deed of Trust" means that certain Deed of Trust and Security Agreement dated as
 -------------
of December 28, 2000, executed by Borrower in favor of the Bank in connection with the Real Estate Loan and recorded in Denton County, Texas, together with all amendments, modifications and supplements thereto.
"Default"  means  an Event of Default or the occurrence of an event or condition
 -------
which with notice or lapse of time or both would become an Event of Default. "Default Rate" means the lesser of (i) the Maximum Rate or (ii) the sum of the
 -------------
Prime Rate in effect from day to day plus three and twenty-five one hundredths percent (3.25%).
"Dispute"  has  the  meaning  set  forth  in  Section  14.16(a).
 -------                                      -----------------
"Dollars"  and  "$"  mean  lawful  money  of  the  United  States  of  America.
 -------         -
"Domestic  Subsidiaries" means Barko Realty, Inc., a Texas corporation, R-Check,
 ----------------------
Inc.,  a  Texas  corporation,  and  Pizza  Inn  of  Delaware,  Inc.,  a Delaware
corporation, and any other subsidiaries organized under the laws of the jurisdiction of any state in the United States which have guaranteed the Obligations pursuant to the Guaranty.
"EBITDA"  means,  for  the  preceding  12  month period, Consolidated Net Income
 ------
calculated  before  federal income taxes, plus depreciation and amortization and
 ----                                     ----
interest  expenses,  minus (a) any extraordinary gains or losses of the Borrower
                     -----
during  the  period  in  question, plus (b) any write-off (whether as a bad debt
                                   ----
expense  or  otherwise) resulting directly from the loan made by the Borrower to
C. Jeffrey Rogers on October 6, 1999 in the original principal amount of $1,949,697.51 or minus any recovery resulting directly from such loan. "Environmental Laws" means any and all federal, state, and local laws,
 -------------------
regulations,  and requirements pertaining to health, safety, or the environment,
 --------
including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. 9601 et seq., the Resource
                                                           ------
Conservation  and  Recovery Act of 1976, 42 U.S.C.   6901 et seq., the Clean Air
                                                          ------
Act,  42  U.S.C.   7401  et seq., the Clean Water Act, 33 U.S.C.   1251 et seq.,
                         ------                                         ------
and  the  Toxic  Substances Control Act, 15 U.S.C.   2601 et seq., as such laws,
                                                          ------
regulations, and requirements may be amended or supplemented from time to time. "Environmental Liabilities" means, as to any Person, all liabilities,
 --------------------------
obligations,  responsibilities,  Remedial  Actions,  losses,  damages,  punitive
 ---------
damages,  consequential damages, treble damages, costs, and expenses (including,
 ----
without limitation, all reasonable fees, disbursements and expenses of counsel, expert and consulting fees and costs of investigation and feasibility studies), fines, penalties, sanctions, and interest incurred as a result of any claim or demand, by any Person, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute, including any Environmental Law, permit, order or agreement with any Governmental Authority or other Person, arising from environmental, health or safety conditions or the Release or threatened Release of a Hazardous Material into the environment, resulting from the past, present, or future operations of such Person or its Affiliates.
"ERISA"  means  the  Employee Retirement Income Security Act of 1974, as amended
 -----
from time to time, and the regulations and published interpretations thereunder.
 -
"ERISA  Affiliate"  means any corporation or trade or business which is a member
 ----------------
of  the  same  controlled  group  of corporations (within the meaning of Section
                                                                         -------
414(b)  of  the  Code)  as  the  Borrower or is under common control (within the
    --
meaning  of  Section  414(c)  of  the  Code)  with  the  Borrower.
    -        ---------------
"Event  of  Default"  has  the  meaning  specified  in  Section  13.1.
 ------------------                                     -------------
"Existing  Letters  of  Credit"  means those letters of credit more specifically
 -----------------------------
described  on  Schedule  1.1(a)  attached  hereto.
 --            ----------------
"Existing  Loans" means the existing revolving credit loans provided by the Bank
 ---------------
to  the  Borrower  pursuant  to  the  Existing  Loan  Agreement.
"Facility  Fee"  means  Seventeen  Thousand  Five  Hundred Dollars ($17,500.00).
 -------------
"Federal Funds Rate" means, for any day, the rate per annum (rounded upwards, if
 ------------------
necessary, to the nearest 1/16 of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day, provided that (a) if the day for which such rate is to be determined is not a Business Day, the Federal Funds Rate for such day shall be such rate on federal funds transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if such rate is not so published on such next succeeding Business Day, the Federal Funds Rate for any day shall be the average rate charged to Wells Fargo Bank (Texas), National Association on such day on federal funds transactions as determined by the Bank.
"Fixed  Charge  Coverage  Ratio"  means, at any time, the quotient determined by
 ------------------------------
dividing  (a)  the  sum  of  (i)  EBITDA  for the preceding twelve (12) calendar
 --
months,  minus  (ii)  treasury  stock  purchases  made  by  the Borrower for the
 --
preceding  twelve  (12)  calendar  months,  minus  (iii)  dividends  paid by the
 --
Borrower during the preceding twelve (12) calendar months, by (b) the sum of (i)
 --
all scheduled payments on all Long Term Debt of the Borrower and the Subsidiaries and all scheduled payments under Capital Lease Obligations of the Borrower and the Subsidiaries to be paid during the next twelve (12) calendar months, plus (ii) interest expenses and tax expenses (to the extent paid in cash) of the Borrower and the Subsidiaries for the preceding twelve (12) calendar months.
"Foreign  Subsidiaries"  means  PIBCO, Ltd., a Bermuda corporation, Pizza Inn of
 ---------------------
South  Africa,  a  South Africa corporation, and Pizza Inn Servicos De Gestao De
 -
Franchising  Lda.,  a  Madeira,  Portugal  corporation,  collectively.
 -
"Funded  Debt Ratio" means, at any time, the quotient determined by dividing (a)
 ------------------
the sum of all Debt for borrowed money, Capital Lease Obligations and purchase money Debt of the Borrower and the Subsidiaries (including the current portion of such Debt which constitutes Long Term Debt), by (b) EBITDA for the preceding twelve (12) complete fiscal months.
"GAAP"  means  generally accepted accounting principles, applied on a consistent
 ----
basis, as set forth in Opinions of the Accounting Principles Board of the American Institute of Certified Public Accountants and/or in statements of the Financial Accounting Standards Board and/or their respective successors and which are applicable in the circumstances as of the date in question. Accounting principles are applied on a "consistent basis" when the accounting principles applied in a current period are comparable in all material respects to those accounting principles applied in a preceding period.
"Governmental  Authority" means any nation or government, any state or political
 -----------------------
subdivision thereof and any entity exercising executive, legislative, judicial, regulatory, or administrative functions of or pertaining to government. "Guarantee" by any Person means any obligation, contingent or otherwise, of such
 ---------
Person directly or indirectly guaranteeing any Debt or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise) or (b) entered into for the purpose of assuring in any other manner the obligee of such Debt or other obligation of the payment thereof or to protect the obligee against loss in respect thereof (in whole or in part), provided that the term "Guarantee" shall not include endorsements for collection or deposit in the
  --------
ordinary  course  of  business.  The  term  "Guarantee"  used  as  a  verb has a
  --                                         ---------
corresponding  meaning.
  --
"Guarantors"  means  all  Domestic  Subsidiaries  and  any  future  Domestic
 ----------
Subsidiaries  which  become  a  party  to  the  Guaranty.
 ----------
"Guaranty"  means the Third Amended and Restated Guaranty of Guarantors in favor
 --------
of  the  Bank, in substantially the form of Exhibit H hereto, as the same may be
                                            ---------
amended,  supplemented  or  modified  from  time  to  time.
"Hazardous  Material"  means any substance, product, waste, pollutant, material,
 -------------------
chemical, contaminant, constituent, or other material which is or becomes listed, regulated, or addressed under any Environmental Law, including, without limitation, asbestos, petroleum, and polychlorinated biphenyls.
"Hedging  Obligations" of a Person means any and all obligations of such Person,
 --------------------
whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor), under (a) any and all agreements, devices or arrangements designed to protect at least one of the parties thereto from the fluctuations of interest rates, exchange rates or forward rates applicable to such party's assets, liabilities or exchange transactions, including, but not limited to, dollar-denominated or cross-currency interest rate exchange agreements, forward currency exchange agreements, interest rate cap or collateral protection agreements, forward rate currency or interest rate options, puts and warrants, and (b) any and all cancellations, buy backs, reversals, terminations or assignments of any of the foregoing. "Interest Period" means the period commencing, with respect to any LIBOR
 ----------------
Advances, on the date such LIBOR Advances are made or Converted from Advances of
 ------
another Type or, in the case of each subsequent, successive Interest Period applicable to a LIBOR Advance, the last day of the next preceding Interest Period with respect to such Advance, and ending on the numerically corresponding day in the first, second, third or sixth calendar month thereafter, as the Borrower may select as provided in Section 2.5 or 6.1 hereof, except that each
                                     -----------    ---
such Interest Period which commences on the last Business Day of a calendar month (or on any day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall end on the last Business Day of the appropriate subsequent calendar month. Notwithstanding the foregoing: (a) each Interest Period which would otherwise end on a day which is not a Business Day shall end on the next succeeding Business Day or, if such succeeding Business Day falls in the next succeeding calendar month, on the next preceding Business Day; (b) for Revolving Credit Advances, any Interest Period which would otherwise extend beyond the Termination Date shall end on the Termination Date;
(c) for the Term Loan, any Interest Period which would otherwise extend beyond the Term Loan Maturity Date shall end on the Term Loan Maturity Date; and (d) no more than three (3) Interest Periods shall be in effect at the same time. "Interest Rate Agreement" means any interest rate protection agreement, interest
 -----------------------
rate future, interest rate option, interest rate swap, interest rate cap or other interest rate hedge or arrangement which is designed solely to protect against fluctuations in interest rates and does not increase the Debt of the obligor outstanding at any time (other than as a result of fluctuations in interest rates) under which the Borrower is a party or a beneficiary. "Letter of Credit" means the Existing Letters of Credit and any letter of credit
 ----------------
issued  by the Bank for the account of the Borrower pursuant to Section 2.10(a).
                                                                ---------------
"Letter  of  Credit  Disbursement"  means  a  disbursement  by  the  Bank to the
 --------------------------------
beneficiary  of  a  Letter  of  Credit  in connection with a drawing thereunder.
 -------
"Letter  of Credit Liabilities" means, at any time, the aggregate face amount of
 -----------------------------
all  outstanding  Letters  of  Credit.
"Letter  of  Credit Request Form" means a certificate, substantially in the form
 -------------------------------
of  Exhibit  F  hereto, properly completed and signed by the Borrower requesting
    ----------
issuance  of  a  Letter  of  Credit.
"LIBOR  Advances"  means  Advances the interest rates on which are determined on
 ---------------
the  basis  of  the  rates  referred  to in the definition of LIBOR Rate in this
 -
Section  1.1.
 -
"LIBOR  Rate" means, for any LIBOR Advance for any Interest Period, the rate per
 -----------
annum determined pursuant to the following formula: (a) Base LIBOR applicable to such LIBOR Advance for such Interest Period, divided by (b) one hundred percent (100%) minus the LIBOR Reserve Percentage for such LIBOR Advance for such Interest Period.
"LIBOR  Rate  Margin"  means,  with  respect  to the Term Loan and the Revolving
 -------------------
Credit  Loans,  at  such  time and from time to time as the relevant Funded Debt
 ----
Ratio  is  in  one  of  the following ranges, the percentage per annum set forth
 --
opposite  such  Funded  Debt  Ratio:
 --

            Funded Debt Ratio     Percentage
           -----------------     ----------
            Less than 2.0 to 1.0                               1.25%
            --------------------                               -----
            2.0 to 1.0 or greater and less than 2.5 to 1.0     1.50%
            ----------------------------------------------     -----
            2.5 to 1.0 or greater and less than 3.0 to 1.0     1.75%
            ----------------------------------------------     -----

The Borrower shall give written notice to the Bank of any changes in the Funded Debt Ratio which results in a change to the LIBOR Rate Margin concurrently with its delivery of the items required under Section 10.1(c) hereof, and any change to the LIBOR Rate Margin shall be effective with respect to any Interest Period commencing after the Bank has received such information.
     "LIBOR  Reserve  Percentage"  means, for any LIBOR Advance for any Interest
      --------------------------
Period, the reserve percentage prescribed by the Board of Governors of the Federal Reserve system (or any successor) for "Eurocurrency Liabilities" (as defined in Regulation D), adjusted by the Bank for expected changes in such reserve percentage during the applicable Interest Period.
     "Lien"  means  any  lien,  mortgage,  security  interest, tax lien, pledge,
      ----
charge, hypothecation, assignment, preference, priority, or other encumbrance of any kind or nature whatsoever (including, without limitation, any conditional sale or title retention agreement), whether arising by contract, operation of law,  or  otherwise.
"Loan  Documents"  means  this  Agreement,  the  Notes,  the  Real  Estate  Loan
 ---------------
Documents,  the  Security  Documents,  the  Guaranty,  and all promissory notes,
 --------
security  agreements,  deeds  of  trust,  assignments,  guaranties,  and  other
 ----
instruments,  documents, and agreements executed and delivered pursuant to or in
 ----
connection with this Agreement, as such instruments, documents, and agreements may be amended, modified, renewed, extended, or supplemented from time to time. "Long Term Debt" means any Debt for borrowed money which will not mature or
 ----------------
become  due  within  the  next  twelve  (12)  months.
 ---
"Material  Debt"  has  the  meaning  set  forth  in  Section  13.1(j).
 --------------                                      ----------------
"Maximum  Rate" means the maximum rate of interest under applicable law that the
 -------------
Bank may charge the Borrower. The Maximum Rate shall be calculated in a manner that takes into account any and all fees, payments, and other charges in respect of the Loan Documents that constitute interest under applicable law. Each change in any interest rate provided for herein based upon the Maximum Rate resulting from a change in the Maximum Rate shall take effect without notice to the Borrower at the time of such change in the Maximum Rate. For purposes of determining the Maximum Rate under Texas law, the applicable rate ceiling shall be the weekly ceiling described in, and computed in accordance with, Chapter 303 of the Texas Finance Code.
"Monthly  Payment  Date"  means  the last Business Day of each calendar month of
 ----------------------
each  year,  the  first  of  which shall be the first such day after the Closing
 --
Date.
 --
"Multiemployer Plan" means a multiemployer plan defined as such in Section 3(37)
 ------------------
of ERISA to which contributions have been made by the Borrower or any ERISA Affiliate and which is covered by Title IV of ERISA.
"Notes"  means,  collectively,  the Revolving Credit Note, the Term Note and the
 -----
Real  Estate  Note.
 -
"Obligated  Party" means each Guarantor and any other Person who is or becomes a
 ----------------
party to any agreement that guarantees or secures payment and performance of the Obligations or any part thereof.
"Obligations"  means  all  obligations,  indebtedness,  and  liabilities  of the
 -----------
Borrower to the Bank arising pursuant to any of the Loan Documents, now existing
 -----
or hereafter arising, whether direct, indirect, related, unrelated, fixed, contingent, liquidated, unliquidated, joint, several, or joint and several, including, without limitation, the obligations, indebtedness, and liabilities of the Borrower under this Agreement and the other Loan Documents and Hedging Obligations, and all interest accruing thereon and all attorneys' fees and other expenses incurred in the enforcement or collection thereof.
"Operating  Lease"  means  any  lease (other than a lease constituting a Capital
 ----------------
Lease  Obligation)  of  real  or  personal  property.
 --
"PBGC"  means  the Pension Benefit Guaranty Corporation or any entity succeeding
 ----
to  all  or  any  of  its  functions  under  ERISA.
"Person"  means  any  individual,  corporation,  business  trust,  association,
 ------
company,  partnership,  joint  venture, Governmental Authority, or other entity.
 ------
"Plan" means any employee benefit or other plan established or maintained by the
 ----
Borrower or any ERISA Affiliate and which is covered by Title IV of ERISA. "Pledged Shares" means 100% of the shares of stock of the Domestic Subsidiaries,
 --------------
owned  or  to  be  owned  by  the  Borrower  or any of the Subsidiaries, and all
dividends, cash, stock dividends, instruments and other property from time to time received, receivable by, or otherwise distributed to, the Borrower or any Subsidiary for its account in respect of or in exchange for any or all of such shares.
"Prime  Rate"  means,  at  any  time,  the  rate of interest per annum then most
 -----------
recently  established  by  Wells Fargo Bank (Texas), National Association as its
 -----
prime  rate,  which  rate  may  not  necessarily  be the lowest rate of interest
 -
charged by Wells Fargo Bank (Texas), National Association to its borrowers. Each
 -
change in any interest rate provided for herein based upon the Prime Rate resulting from a change in the Prime Rate shall take effect without notice to the Borrower at the time of such change in the Prime Rate.
"Prime  Rate Advances" means Advances that bear interest at rates based upon the
 --------------------
Prime  Rate.
"Prime  Rate  Margin"  means,  with  respect  to the Term Loan and the Revolving
 -------------------
Credit  Loans,  at any time, the following percentage determined by reference to
 ----
the  Funded  Debt  Ratio  then  existing:
FUNDED DEBT RATIO                             PERCENTAGE
                        -----------------     ----------
Less than 2.0 to 1.0                              -1.00%
--------------------                              ------
2.0  to  1.0  or  greater  and  less  than  2.5
                                to 1.0            -0.75%
                                ------            ------
2.5  to  1.0  or  greater  and  less  than  3.0
                                  to 1.0          -0.50%
                                 ------           ------
     The Borrower shall give written notice to the Bank of any changes in the Funded Debt Ratio which results in a change to the Prime Rate Margin concurrently  with  its  delivery  of  the  items required under Section 10.1(c)
                                                                 ---------------
hereof, and any change to the Prime Rate Margin shall be effective the first day of the next fiscal quarter.
"Principal  Office"  means  the  Dallas office of the Bank, presently located at
 -----------------
1445  Ross  Avenue,  Dallas,  Texas.
 --
     "Prohibited  Transaction" means any transaction set forth in Section 406 of
      -----------------------
ERISA  or  Section  4975  of  the  Code.
"Real  Estate Loan" means the real estate loan made by Bank to Borrower pursuant
 -----------------
to the Existing Loan Agreement and the Real Estate Loan Documents. "Real Estate Loan Documents" means the Construction Loan Agreement, the Real
 -----------------------------
Estate  Note,  the  Deed  of  Trust,  UCC  financing  statements  and  all other
 --
instruments,  documents  and  agreements now or hereafter executed and delivered
 --
pursuant  to  or  in  connection  with  the Real Estate Loan, as the same may be
 -
amended,  modified,  renewed,  extended  or  supplemented  from  time  to  time.
 -
"Real  Estate Maturity Date" means 10:00 A.M. Dallas, Texas time on December 28,
 --------------------------
2007, or such earlier date and time as provided in this Agreement; provided, however, if such date is not a Business Day, the "Real Estate Maturity Date"
                                                      -------------------------
shall  be  the  first  Business  Day  following  such  date.
"Real  Estate  Note" means that certain Promissory Note dated as of December 28,
 ------------------
2000, executed by the Borrower and payable to the order of the Bank in the aggregate principal amount of Eight Million One Hundred Twenty-Five Thousand Dollars ($8,125,000), together with all amendments, modifications, and renewals thereof.
"Real  Property"  means  the  real  property  and  interests  in  real  property
 --------------
identified  on Schedule 1.1(b) attached hereto and all improvements and fixtures
 --------      ---------------
thereon  and  all  appurtenances  thereto.
"Reference  Bank"  means  Wells Fargo Bank (Texas), National Association. If for
 ---------------
any  reason  Wells  Fargo  Bank  (Texas),  National  Association shall no longer
 -
participate  in  the  Eurodollar  market, then "Reference Bank" shall thereafter
 -
mean such financial institution as the Bank may from time to time specify to the
 -
Borrower.
"Regulation  D"  means  Regulation  D  of  the Board of Governors of the Federal
 -------------
Reserve  System  as  the  same may be amended or supplemented from time to time.
 ----
"Regulatory  Change" means any change after the date of this Agreement in United
 ------------------
States federal, state, or foreign laws or regulations (including Regulation D) or the adoption or making after such date of any interpretations, directives, or requests applying to a class of banks including the Bank of or under any United States federal or state, or any foreign, laws or regulations (whether or not having the force of law) by any court or governmental or monetary authority charged with the interpretation or administration thereof.
"Release"  means,  as  to  any  Person,  any  release, spill, emission, leaking,
 -------
pumping,  injection,  deposit, disposal, disbursement, leaching, or migration of
 -----
Hazardous Materials into the indoor or outdoor environment or into or out of property owned by such Person, including, without limitation, the movement of Hazardous Materials through or in the air, soil, surface water, ground water, or property.
"Remedial  Action" means all actions required to (a) clean up, remove, treat, or
 ----------------
otherwise address Hazardous Materials in the indoor or outdoor environment, (b) prevent the Release or threat of Release or minimize the further Release of Hazardous Materials so that they do not migrate or endanger or threaten to endanger public health or welfare or the indoor or outdoor environment, or (c) perform pre-remedial studies and investigations and post-remedial monitoring and care.
"Reportable  Event"  means any of the events set forth in Section 4043 of ERISA.
 -----------------
"Revolving  Credit  Advance"  means  an Advance under the Revolving Credit Loan.
 --------------------------
"Revolving Credit Commitment" means the obligation of the Bank to make Revolving
 ---------------------------
Credit Advances hereunder in an aggregate principal amount at any one time outstanding up to but not exceeding Seven Million and No/100 Dollars ($7,000,000), as the same will be automatically reduced quarterly pursuant to
Section 2.8(a) and may further be voluntarily reduced pursuant to Section 2.8(b)
  ------------                                                    --------------
or  terminated  pursuant  to  Section  2.8(b)  or  13.2.
                              ---------------      ----
"Revolving  Credit  Loan"  means the Existing Loans and the additional revolving
 -----------------------
credit  loans  made or to be made hereunder to Borrower pursuant to Section 2.1.
 -                                                                  -----------
"Revolving  Credit  Note"  means the Sixth Amended and Restated Revolving Credit
 -----------------------
Note  executed  by  the  Borrower  and  payable  to the order of the Bank in the
 -
aggregate  principal amount of the Revolving Credit Commitment, in substantially
 -
the  form  of Exhibit A hereto, together with all amendments, modifications, and
              ---------
renewals  thereof.
"RICO"  means  the Racketeer Influenced and Corrupt Organization Act of 1970, as
 ----
amended  from  time  to  time.
"Security  Agreement"  means  the  Third Amended and Restated Security Agreement
 -------------------
executed  by  the  Borrower  and  the  Guarantors  in  favor  of  the  Bank,  in
 --
substantially  the  form  of  Exhibit  G  hereto,  together with all amendments,
 --
modifications  and  renewals  thereof.
 --
"Security  Documents" means, collectively, the Security Agreement, the Trademark
 -------------------
Security Interest Document, the Deed of Trust, and all other mortgages, deeds of trust, security agreements, assignments, financing statements, and other documents securing the Obligations.
"Subsidiary"  means  any  corporation  of  which  at  least  a  majority  of the
 ----------
outstanding shares of stock having by the terms thereof ordinary voting power to
 --------
elect a majority of the board of directors of such corporation (irrespective of whether or not at the time stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by the Borrower or one or more of the Subsidiaries or by the Borrower and one or more of the Subsidiaries.
"Term  Loan"  means  the  term  loan  made  by  Bank to Borrower pursuant to the
 ----------
Existing  Loan  Agreement.
 ------
"Term Loan Maturity Date" means 10:00 A.M. Dallas, Texas time on March 31, 2004,
 -----------------------
or such earlier date and time as provided in this Agreement; provided, however, if such date is not a Business Day, the "Term Loan Maturity Date" shall be the first Business Day following such date.
"Term  Note"  means  the Term Note dated March 31, 2000, in the stated principal
 ----------
amount of $5,000,000.00 executed by the Borrower and payable to the order of the
 -
Bank, together with all amendments, modifications and renewals thereof. "Termination Date" means 10:00 A.M. Dallas, Texas time on December 31, 2004, or
 -----------------
such earlier date and time on which the Revolving Credit Commitment terminates as provided in this Agreement; provided, however, if such date is not a Business Day, the "Termination Date" shall be the first Business Day following such date. "Trademark Security Interest Document" means the Third Amended and Restated
 ---------------------------------------
Trademark  Security  Interest  Document executed by the Borrower in favor of the
 ---
Bank,  in  substantially  the  form  of  Exhibit  I  hereto,  together  with all
 -                                       ----------
amendments,  modifications  and  renewals  thereof.
 -
"Type"  means  a  type of Advance consisting of either a Prime Rate Advance or a
 ----
LIBOR  Advance.
 -
"UCC"  means  the  Uniform  Commercial  Code as in effect in the State of Texas.
 ---
Section  1.2.     Other  Definitional  Provisions.  All definitions contained in
                  -------------------------------
this Agreement are equally applicable to the singular and plural forms of the terms defined. The words "hereof," "herein," and "hereunder" and words of similar import referring to this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Unless otherwise specified, all Article and Section references pertain to this Agreement. All accounting terms not specifically defined herein shall be construed in accordance with GAAP. Terms used herein that are defined in the UCC, unless otherwise defined herein, shall have the meanings specified in the UCC.
                             ARTICLE  II.

                       Revolving  Credit  Loans
Section  2.1.     Revolving  Credit  Commitment.  Subject  to  the  terms  and
                  -----------------------------
conditions of this Agreement, the Bank agrees to make one or more additional Revolving Credit Advances to the Borrower from time to time from the Closing Date to and including the Termination Date, provided that the aggregate amount of all Revolving Credit Advances at any time outstanding shall not exceed the amount of the Revolving Credit Commitment minus the Letter of Credit Liabilities, of which amount, $2,400,000 is advanced and unpaid as of the Effective Date of this Agreement. Borrower represents and warrants to Bank that such amount is unconditionally owed by Borrower to Bank without offset, defense, or counterclaim of any kind, nature, or description whatsoever. Subject to the foregoing limitations, and the other terms and provisions of this Agreement, the Borrower may borrow, repay, and reborrow hereunder the amount of the Revolving Credit Commitment by means of Prime Rate Advances and LIBOR Advances and, until the Termination Date, the Borrower may Convert Revolving Credit Advances of one Type into Revolving Credit Advances of another Type. Revolving Credit Advances of each Type made by the Bank shall be made and maintained at the Bank's Applicable Lending Office for Revolving Credit Advances of such Type.
Section 2.2.     Revolving Credit Note.  The obligation of the Borrower to repay
                 ---------------------
the Bank for Revolving Credit Advances and interest thereon shall be evidenced by the Revolving Credit Note. The Revolving Credit Note shall be executed by the Borrower, payable to the order of Bank, in the principal amount equal to the Revolving Credit Commitment as originally in effect, and dated the Effective Date.
Section  2.3.     Repayment  of  Advances.  The  Borrower shall repay the unpaid
                  -----------------------
principal  amount  of  all  Revolving  Credit  Advances on the Termination Date.
Section 2.4
Interest.  The  unpaid  principal  amount of the Revolving Credit Advances shall
--------
bear interest at a varying rate per annum equal from day to day to the lesser of
(a) the Maximum Rate, or (b) the Applicable Rate. If at any time the Applicable Rate for any Revolving Credit Advance shall exceed the Maximum Rate, thereby causing the interest accruing on such Revolving Credit Advance to be limited to the Maximum Rate, then any subsequent reduction in the Applicable Rate for such Revolving Credit Advance shall not reduce the rate of interest on such Revolving Credit Advance below the Maximum Rate until the aggregate amount of interest accrued on such Revolving Credit Advance equals the aggregate amount of interest which would have accrued on such Revolving Credit Advance if the Applicable Rate had at all times been in effect. Accrued and unpaid interest on the Revolving Credit Advances shall be due and payable as follows:
(i)     in  the  case  of all Prime Rate Advances, on each Monthly Payment Date;
(ii) in the case of all LIBOR Advances, on the last day of each Interest Period applicable thereto, and with respect to any Interest Period exceeding three (3) months, on the last day of the third month after the commencement of such Interest Period; and
(iii)     on  the  Termination  Date.
Notwithstanding the foregoing, all outstanding principal of all Revolving Credit Advances and (to the fullest extent permitted by law) any other amount payable by the Borrower under this Agreement or any other Loan Document that is not paid in full when due (whether at stated maturity, by acceleration, or otherwise) shall bear interest at the Default Rate for the period from and including the due date thereof to but excluding the date the same is paid in full. Interest payable at the Default Rate shall be payable from time to time on demand.
Section  2.5.     Borrowing  Procedure.  The Borrower shall give the Bank notice
                  --------------------
by  means  of an Advance Request Form of each requested Revolving Credit Advance at least one (1) Business Day before the requested date of each Prime Rate Advance and at least three (3) Business Days before the requested date of each LIBOR Advance, specifying: (a) the requested date of such Revolving Credit Advance (which shall be a Business Day), (b) the amount of such Revolving Credit
     Advance, (c) the Type of the Revolving Credit Advance, and (d) in the case of a LIBOR Advance, the duration of the Interest Period for such Revolving Credit Advance. The Bank at its option may accept telephonic requests for Revolving Credit Advances, provided that such acceptance shall not constitute a waiver of the Bank's right to delivery of an Advance Request Form in connection with subsequent Revolving Credit Advances. Any telephonic request for a Revolving Credit Advance by the Borrower shall be promptly confirmed by submission of a properly completed Advance Request Form to the Bank. Each LIBOR Advance shall be in the minimum amount of One Hundred Thousand Dollars
($100,000) or an integral multiple of Fifty Thousand Dollars ($50,000). Not later than 1:00 p.m. Dallas, Texas time on the date specified for each Revolving Credit Advance hereunder, and subject to the other terms and conditions of this Agreement, the Bank will make each Revolving Credit Advance available to the Borrower by depositing the same, in immediately available funds, in an account of the Borrower (designated by the Borrower) maintained with the Bank at the Principal Office. All notices by the Borrower under this Section shall be irrevocable and shall be given not later than 10:00 A.M. Dallas, Texas, time on the day which is not less than the number of Business Days specified above for such notice. No more than three (3) Interest Periods shall be in effect at the same time for the Revolving Credit Loans.
Section  2.6.     Use  of  Proceeds.  The  proceeds of Revolving Credit Advances
                  -----------------
have been and shall be used by the Borrower and the Domestic Subsidiaries for working capital in the ordinary course of business and general corporate purposes.
Section  2.7.     Commitment  Fee.  The  Borrower  agrees  to  pay to the Bank a
                  ---------------
Commitment Fee (herein so called) on the daily average unused amount of the Revolving Credit Commitment, for the period from and including the date of this Agreement to and including the Termination Date, at the Commitment Fee Rate based on a 360 day year and the actual number of days elapsed. The accrued Commitment Fee shall be payable in arrears on each Monthly Payment Date and on the Termination Date. For the purpose of calculating the Commitment Fee, the Revolving Credit Commitment shall be deemed utilized to the extent of all outstanding Revolving Credit Advances and Letter of Credit Liabilities.
Section  2.8.     Reduction  or  Termination  of  Revolving  Credit  Commitment.
                  -------------------------------------------------------------
(a)     Automatic Reduction of Revolving Credit Commitment.  Commencing on March
        --------------------------------------------------
     31, 2003 and on the last day of each and every June, September, December, and March thereafter until the Termination Date, the Revolving Credit Commitment shall automatically be reduced by an amount equal to $500,000.00. By way of example, the Revolving Credit Commitment shall equal the following amounts on the dates indicated:
                 Period                                          Amount
                 ------                                          ------

          From  Effective  Date                           $7,000,000.00
        March  30,  2003

          From  March  31,  2003                          $6,500,000.00
        through  June  29,  2003

          From  June  30,  2003                           $6,000,000.00
        through  September  29,  2003

          From  September  30,  2003                      $5,500,000.00
        December  30,  2003

          From  December  31,  2003                       $5,000,000.00
        through  March  30,  2004

          From  March  31,  2004                          $4,500,000.00
        through  June  29,  2004

     From  June  30,  2004                                $4,000,000.00
        through  September  29,  2004

          From  September  30,  2004                      $3,500,000.00
        through  December  30,  2004

     Termination  Date                                    $3,000,000.00

The Borrower shall simultaneously prepay the amount by which the unpaid principal amount of the Revolving Credit Advance exceeds the Revolving Credit Commitment (after giving effect to such automatic reduction) plus accrued and unpaid interest on the principal amount so prepaid.

(b)     Voluntary  Reduction  or  Termination of Revolving CreditCommitment.  In
        ---------------------------------------------------------
addition  to  the  automatic  reductions required by the terms of Section 2.8(a)
                                                                  --------------
above, the Borrower shall have the right to terminate in whole or reduce in part the unused portion of the Revolving Credit Commitment upon at least two (2) Business Days' prior notice (which notice shall be irrevocable) to the Bank specifying the effective date thereof, whether a termination or reduction is being made, and the amount of any partial reduction, provided that each partial reduction shall be in the amount of One Hundred Thousand Dollars ($100,000) or an integral multiple of $50,000 in excess thereof and the Borrower shall simultaneously prepay the amount by which the unpaid principal amount of the Revolving Credit Advances exceeds the Revolving Credit Commitment (after giving effect to such notice) plus accrued and unpaid interest on the principal amount so prepaid. The Revolving Credit Commitment may not be reinstated after it has been terminated or reduced.
Section  2.9.     Letters  of  Credit.
                  -------------------
(a) Pursuant to the Existing Loan Agreement, the Bank has issued the Existing Letters of Credit which, on the Effective Date of this Agreement, are in the aggregate amount of $230,000. Subject to the terms and conditions of this
     Agreement, the Bank agrees to issue one or more additional Letters of Credit for the account of the Borrower or any Domestic Subsidiary from time to time from the date hereof to and including the Termination Date; provided, however, the outstanding Letter of Credit Liabilities (including the face amount of the Existing Letter of Credit) shall not at any time exceed an amount equal to the aggregate amount of the then existing Revolving Credit Commitment minus the outstanding Revolving Credit Advances. Each Letter of Credit shall have an initial expiration date not to exceed 365 days from the date of issuance, shall not have an expiration date beyond the Termination Date, shall be payable in Dollars, shall be satisfactory in form and substance to the Bank and shall be issued pursuant to such documents and instruments consistent with this Agreement (including, without limitation, the Bank's standard application for issuance of letters of credit as then in effect) as the Bank may reasonably require. Each Letter of Credit shall be issued on at least five (5) Business Days prior notice from the Borrower to the Bank by means of a Letter of Credit Request Form describing the transaction proposed to be supported thereby and specifying (1) the requested date of issuance (which shall be a Business Day), (2) the face amount of the Letter of Credit, (3) the expiration date of the Letter of Credit,
(4) the name and address of the beneficiary, (5) the conditions permitting the drawing or drawings thereunder and (6) the form of the draft and any other documents required to be presented at the time of any drawing (such request to set forth the exact wording of such documents or to attach copies thereof). Upon fulfillment of the applicable conditions precedent in this Section 2.10(a), the
                                                            ---------------
Bank shall make the applicable Letter of Credit available to the Borrower or, if so requested by the Borrower, to the beneficiary of the Letter of Credit.
(b) Each Letter of Credit Disbursement shall constitute and be deemed a Revolving Credit Advance (which shall initially be a Prime Rate Advance) by the Bank to the Borrower as of the day and time such Letter of Credit Disbursement is made by the Bank and in the amount of such Letter of Credit Disbursement. The Borrower shall pay to the Bank a letter of credit fee on the outstanding face amount of each Letter of Credit, for the period from and including the date of issuance of such Letter of Credit to the date of its expiration or termination, at a per annum rate equal to the applicable LIBOR Rate Margin for Revolving Credit Loans based on a 360 day year and the actual number of days elapsed. The accrued letter of credit fee shall be payable in arrears on each Monthly Payment Date and on the Termination Date.
(c) The obligations of the Borrower to reimburse the Bank for drawings under each Letter of Credit shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement and the other Loan Documents under all circumstances whatsoever, including without limitation the following circumstances:
(i) Any lack of validity or enforceability of any Letter of Credit or any other Loan Document;
(ii) Any amendment or waiver of or any consent to departure from any Loan Documents;
(iii) The existence of any claim, setoff, counterclaim, defense or other rights which Borrower, any Obligated Party, or any other Person may have at any time against the beneficiary of any Letter of Credit, the Bank or any other Person, whether in connection with this Agreement or any other Loan Documents or any unrelated transaction;
(iv) Any statement, draft, or other document presented under any Letter of Credit proving to be forged, fraudulent, invalid, or insufficient in any respect or any statement therein being untrue or inaccurate in any respect whatsoever;
(v) Payment by the Bank under any Letter of Credit against presentation of a draft or other document which does not comply with the terms of such Letter of Credit; or
(vi) Any other circumstance or happening whatsoever, whether or not similar to any of the foregoing.
(d) The Borrower assumes all risk of the acts or omissions of any beneficiary of any Letter of Credit with respect to its use of any Letter of Credit. Neither the Bank nor any of its affiliates, correspondents, officers or directors shall have any responsibility or liability to the Borrower or any Person for (i) any error, loss, omission, interruption or delay in transmission, dispatch or delivery of any one or more messages or advices in connection with any Letter of Credit, whether transmitted by cable, radio, telegraph, mail or otherwise and despite any cipher or code which may be employed, or (ii) any action, inaction or omission which may be taken or suffered by it or them in good faith or through inadvertence in identifying or failing to identify any beneficiary(ies) or otherwise in connection with any Letter of Credit, or (iii) the validity, sufficiency or genuineness of documents even if such documents should in fact prove to be in any or all respects invalid, insufficient, fraudulent or forged, or (iv) any act, error, neglect or default, omission, insolvency or failure in business of any of the Bank's correspondents, or (v) any failure of the beneficiary of any Letter of Credit to comply fully with conditions required in order to draw upon such Letter of Credit, or (vi) if any Letter of Credit is transferable, the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign such Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason, or (vii) errors in interpretation of technical terms, or (viii) any consequences arising from causes beyond the control of the Bank. The happening of any one or more of the contingencies referred to in the preceding sentence shall not affect, impair or prevent the vesting of any of the Bank's rights or powers hereunder. If any Letter of Credit (or any Loan Document executed in connection with a Letter of Credit) shall be terminated or revoked by operation of law as to the Borrower or any applicant under any Letter of Credit, or if the payment of any Letter of Credit shall be restrained or attempted to be restrained by court order or any other means, Borrower will indemnify and save the Bank harmless from any and all loss, cost, damage, expense and attorneys' fees which may be suffered or incurred by such Person. In furtherance and extension and not in limitation of the specific provisions set forth above, any action taken or omitted by the Bank under or in connection with any Letter of Credit, if taken or omitted in good faith, shall not put the Bank under any resulting liability to the Borrower or any other Person. The Bank may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary.
                               ARTICLE  III.

                                Term  Loan
Section  3.1.     Term  Loan.  Borrower  hereby  represents and warrants that on
                  ----------
March 31, 2000, Bank made the Term Loan to Borrower in the principal amount of $5,000,000.00 for the purpose set forth in the Existing Loan Agreement. The obligation of the Borrower to repay the Term Loan is currently evidenced by the Term Note, upon which there is owing a principal balance of $1,666,667 as of the
     Effective Date of this Agreement. Borrower represents and warrants that such unpaid amount is unconditionally owed by Borrower to Bank without offset, defense, or counterclaim of any kind, nature or description whatsoever. Subject to the other terms and provisions of this Agreement, the Borrower may Convert the Term Loan from one Type into another Type. The Term Loan shall be made and maintained at the Bank's Applicable Lending Office for an Advance of such Type.
Section  3.2.     Intentionally  Deleted.
                  ----------------------
Section  3.3.     Repayment  of  Term  Loan.  The  Borrower  shall  repay  the
                  -------------------------
outstanding principal amount of the Term Loan in accordance with the terms of the Term Note.
Section  3.4.     Interest.  The  unpaid principal amount of the Term Loan shall
                  --------
bear interest prior to maturity at a varying rate per annum equal from day to day to the lesser of (a) the Maximum Rate, or (b) the Applicable Rate. If at any time the Applicable Rate shall exceed the Maximum Rate, thereby causing the interest accruing on the Term Loan to be limited to the Maximum Rate, then any subsequent reduction in the Applicable Rate shall not reduce the rate of interest on the Term Loan below the Maximum Rate until the aggregate amount of interest accrued on the Term Loan equals the aggregate amount of interest which would have accrued on the Term Loan if the Applicable Rate had at all times been in effect. Accrued and unpaid interest on the Term Loan shall be payable as follows:
(i)     in  the  case  of all Prime Rate Advances, on each Monthly Payment Date;
(ii) in the case of all LIBOR Advances, on the last day of each Interest Period applicable thereto, and with respect to any Interest Period exceeding three (3) months, on the last day of the third month after the commencement of such Interest Period; and
(iii)     on  the  Term  Loan  Maturity  Date.
Notwithstanding the foregoing, any outstanding principal of the Term Loan and (to the fullest extent permitted by law) any other amount payable by the Borrower under this Agreement or any other Loan Document that is not paid in full when due (whether at stated maturity, by acceleration, or otherwise) shall bear interest at the Default Rate for the period from and including the due date thereof to but excluding the date the same is paid in full. Interest payable at the Default Rate shall be payable from time to time on demand.
                                  ARTICLE  IV.

                              Real  Estate  Loan
Section 4.1.     Real Estate Loan.  Borrower hereby represents and warrants that
                 ----------------
     on December 28, 2000, Bank made the Real Estate Loan to Borrower in the principal amount of $8,125,000.00 for the purposes set forth in the Construction Loan Agreement. The obligation of Borrower to repay the Real Estate Loan is currently evidenced by the Real Estate Note, upon which there is currently owing a principal balance of $7,752,604 as of the Effective Date of this Agreement. Borrower represents and warrants that such unpaid amount is unconditionally owed by Borrower to Bank without offset, defense or counterclaim of any kind, nature or description whatsoever. The outstanding principal balance of the Real Estate Loan bears interest and is payable as set forth in the Real Estate Loan Documents.
Section  4.2.     Use  of  Proceeds.  The  proceeds of the Real Estate Loan were
                  -----------------
used  to  provide  permanent  financing  for  the  Real  Property.
                                  ARTICLE  V.

                                    Payments
Section  5.1.     Method  of  Payment.  All payments of principal, interest, and
                  -------------------
other amounts to be made by the Borrower under this Agreement and the other Loan
     Documents shall be made to the Bank at the Principal Office in Dollars and in immediately available funds, without setoff, deduction, or counterclaim, not later than 10:00 A.M., Dallas, Texas time on the date on which such payment shall become due (each such payment made after such time on such due date to be deemed to have been made on the next succeeding Business Day). The Borrower shall, at the time of making each such payment, specify to the Bank the sums payable by the Borrower under this Agreement and the other Loan Documents to which such payment is to be applied (and in the event that the Borrower fails to so specify, or if an Event of Default has occurred and is continuing, the Bank may apply such payment to the Obligations in such order and manner as it may elect in its sole discretion, subject to Sections 5.2, 5.3 and 5.4 hereof).
                                              ------------  ---     ---
Whenever any payment under this Agreement or any other Loan Document shall be stated to be due on a day that is not a Business Day, such payment may be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of the payment of interest and Commitment
Fee,  as  the  case  may  be.
Section  5.2.     Voluntary Prepayment.  The Borrower may, upon at least two (2)
                  --------------------
Business Days' prior notice to the Bank, voluntarily prepay the Advances in whole at any time or from time to time in part without premium or penalty but with accrued interest to the date of prepayment on the amount so prepaid, provided that (a) prepayment of LIBOR Advances may give rise to a claim by the Bank for compensation under Section 6.6, and (b) each partial prepayment shall
                              -----------
be in the principal amount of One Hundred Thousand Dollars ($100,000) or an integral multiple of Fifty Thousand Dollars ($50,000) in excess of One Hundred Thousand Dollars ($100,000). All notices under this Section shall be irrevocable and shall be given not later than 10:00 A.M. Dallas, Texas, time on the day which is not less than the number of Business Days specified above for such notice. If the Borrower fails to specify the application of prepayments, prepayments shall be applied in the following order: (i) first, to Prime Rate Advances under the Revolving Credit Loan and then to LIBOR Advances under the Revolving Credit Loan (ii) second, to Prime Rate Advances under the Term Loan and then to LIBOR Advances under the Term Loan; and (iii) third, to Prime Rate Advances under the Real Estate Loan and then to LIBOR Advances under the Real Estate Loan.
Section  5.3.     Mandatory  Prepayment  of  Advances.  If  at  any  time  the
                  -----------------------------------
outstanding principal amount of all Revolving Credit Advances exceeds the Revolving Credit Commitment, the Borrower shall immediately prepay the amount of excess plus accrued and unpaid interest on the amount so prepaid. Any such mandatory prepayments shall be applied to such excess in the following order:
first  to  Prime  Rate  Advances  and  then  to  LIBOR  Advances.
Section  5.4.     Withholding  Taxes.  All payments by the Borrower of principal
                  ------------------
of and interest on the Advances and of all fees and other amounts payable under any Loan Document are payable without deduction for or on account of any present or future taxes, duties or other charges levied or imposed by the United States of America or by any political subdivision or taxing authority of or in any of the foregoing through withholding or deduction with respect to any such payments. If any such taxes, duties or other charges are so levied or imposed, the Borrower will pay additional interest or will make additional payments in such amounts so that every net payment of principal of and interest on the Advances and of all other amounts payable by it under any Loan Document, after withholding or deduction for or on account of any such present or future taxes, duties or other charges, will not be less than the amount provided for herein or therein, provided that the Borrower shall have no obligation to pay such additional amounts to the Bank to the extent that such taxes, duties, or other charges are imposed on or measured by the net income of the Bank by any jurisdiction. The Borrower shall furnish promptly to the Bank official receipts evidencing any such withholding or reduction.
Section  5.5.     Computation  of  Interest.  Interest  on  the Advances and all
                  -------------------------
other amounts payable by the Borrower hereunder shall be computed on the basis of a year of 365 days and the actual number of days elapsed (including the first day but excluding the last day), except that interest on the Eurodollar Advances shall be computed on the basis of a year of 360 days.
                             ARTICLE  VI.

            Special  Provisions  Regarding  LIBOR  Advances
Section  6.1.     Conversions  and  Continuations.  The  Borrower shall have the
                  -------------------------------
right from time to time to Convert all (but not less than all) of an Advance of one Type into an Advance of another Type or to Continue LIBOR Advances as LIBOR Advances by giving the Bank written notice at least one (1) Business Day before Conversion into a Prime Rate Advance and at least three (3) Business Days before
     Conversion into or Continuation of a LIBOR Advance, specifying: (a) the Conversion or Continuation date, (b) the amount of the Advance to be Converted or Continued, (c) in the case of Conversions, the Type of Advance to be Converted into, and (d) in the case of a Continuation of or Conversion into a LIBOR Advance, the duration of the Interest Period applicable thereto; provided that (i) except for Conversions into Prime Rate Advances, no Conversions shall be made while a Default has occurred and is continuing, and (ii) no more than three (3) Interest Periods shall be in effect at the same time. All notices by the Borrower under this Section shall be irrevocable and shall be given to the Bank not later than 10:00 A.M. Dallas, Texas time on the day which is not less than  the  number  of  Business  Days  specified  above  for such notice. If the
Borrower shall fail to give the Bank the notice as specified above for Continuation or Conversion of a LIBOR Advance prior to the end of the Interest Period with respect thereto, such LIBOR Advance shall be Converted automatically into a Prime Rate Advance on the last day of the then current Interest Period for such LIBOR Advance.
Section  6.2.     Additional  Costs.
                  -----------------
(a) The Borrower shall pay directly to the Bank from time to time such amounts as the Bank may determine to be necessary to compensate it for any costs incurred by the Bank which the Bank reasonably determines are attributable to its making or maintaining of any LIBOR Advances hereunder or its obligation to make any of such Advances hereunder, or any reduction in any amount receivable by the Bank hereunder in respect of any such Advances or such obligation (such increases in costs and reductions in amounts receivable being herein called "Additional Costs"), resulting from any Regulatory Change which:
                 ----------------
(i) changes the basis of taxation of any amounts payable to the Bank under this Agreement or the Notes in respect of any of such Advances (other than taxes imposed on the overall net income of the Bank or its Applicable Lending Office for any of such Advances by the jurisdiction in which the Bank has its principal office or such Applicable Lending Office);
(ii) imposes or modifies any reserve, special deposit, minimum capital, capital ratio, or similar requirement relating to any extensions of credit or other assets of, or any deposits with or other liabilities or commitments of, the Bank (including any of such Advances or any deposits referred to in the definition of "Base LIBOR" in Section 1.1 hereof); or
                                   ------------
(iii) imposes any other condition affecting this Agreement or the Notes or any of such extensions of credit or liabilities or commitments.
The Bank will notify the Borrower of any event occurring after the date of this Agreement which will entitle the Bank to compensation pursuant to this Article
                                                                         -------
VI  as promptly as practicable after it obtains knowledge thereof and determines
 -
to request such compensation (provided that any claim by the Bank for compensation pursuant to this Article VI shall be made within ninety (90) days
                                ----------
after the initial occurrence of the event giving rise to such claim), and will designate a different Applicable Lending Office for the Advances affected by such event if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the sole opinion of the Bank, violate any law, rule, or regulation or be in any way disadvantageous to the Bank, provided that the Bank shall have no obligation to so designate an Applicable Lending Office located in the United States of America. The Bank will furnish the Borrower with a certificate setting forth the basis and the amount of each request of the Bank for compensation under this Section 6.2(a). If the Bank
                                                     --------------
requests  compensation from the Borrower under this Section 6.2(a), the Borrower
                                                    --------------
may, by notice to the Bank suspend the obligation of the Bank to make or Continue making, or Convert Advances into, Advances of the Type with respect to which such compensation is requested until the Regulatory Change giving rise to such request ceases to be in effect (in which case the provisions of Section 6.5
                                                                     -----------
hereof  shall  be  applicable).
(b)     Without  limiting the effect of the foregoing provisions of this Section
                                                                         -------
6.2,  in the event that, by reason of any Regulatory Change, the Bank either (i)
---
incurs Additional Costs based on or measured by the excess above a specified level of the amount of a category of deposits or other liabilities of the Bank which includes deposits by reference to which the interest rate on LIBOR Advances is determined as provided in this Agreement or a category of extensions of credit or other assets of the Bank which includes LIBOR Advances or (ii) becomes subject to restrictions on the amount of such a category of liabilities or assets which it may hold, then, if the Bank so elects by notice to the Borrower, the obligation of the Bank to make or Continue making, or Convert Advances into, Advances of such Type hereunder shall be suspended until such Regulatory Change ceases to be in effect (in which case the provisions of
Section  6.5  hereof  shall  be  applicable).
      ------
(c)     Determinations  and allocations by the Bank for purposes of this Section
                                                                         -------
6.2  of  the  effect  of  any  Regulatory Change on its costs of maintaining its
---
obligations  to make Advances or of making or maintaining Advances or on amounts
---
receivable by it in respect of Advances, and of the additional amounts required to compensate the Bank in respect of any Additional Costs, shall be conclusive, provided that such determinations and allocations are made in good faith and on a reasonable basis and without duplication of the LIBOR Reserve Percentage.
Section  6.3.     Limitation  on  Types  of  Advances.  Anything  herein  to the
                  -----------------------------------
contrary notwithstanding, if with respect to any LIBOR Advances for any Interest
     Period therefore, the Bank determines (which determination shall be conclusive if made in good faith) that quotations of interest rates for the relevant deposits referred to in the definition of "Base LIBOR" in Section 1.1
                                                                     -----------
hereof are not being provided in the relative amounts or for the relative maturities for purposes of determining the rate of interest for such Advances as provided in this Agreement, then the Bank shall give the Borrower prompt notice thereof specifying the relevant amounts or periods, and so long as such condition remains in effect, the Bank shall be under no obligation to make additional LIBOR Advances or to Convert Prime Rate Advances into LIBOR Advances and the Borrower shall, on the last day(s) of the then current Interest Period(s) for the outstanding LIBOR Advances, either prepay such LIBOR Advances or Convert such LIBOR Advances into Prime Rate Advances in accordance with the terms of this Agreement. The Bank shall be deemed to have acted in good faith under this Section 6.3 if the Bank is giving notice to its customers generally
             -----------
of  the  occurrence  of  either of the conditions specified in this Section 6.3.
                                                                    -----------
Section  6.4.     Illegality.  Notwithstanding  any  other  provision  of  this
                  ----------
Agreement, in the event that it becomes unlawful for the Bank or its Applicable Lending Office to (a) honor its obligation to make LIBOR Advances hereunder or
(b) maintain LIBOR Advances hereunder, then the Bank shall promptly notify the Borrower thereof and the Bank's obligation to make or maintain LIBOR Advances and to Convert Prime Rate Advances into LIBOR Advances hereunder shall be suspended until such time as the Bank may again make and maintain LIBOR Advances (in which case the provisions of Section 6.5 hereof shall be applicable).
                                       ------------
Section  6.5.     Treatment  of Affected Advances.  If the LIBOR Advances of the
                  -------------------------------
Bank  (such  LIBOR Advances being hereinafter called "Affected Advances") are to
                                                      -----------------
be Converted pursuant to Section 6.2 or 6.4 hereof, the Bank's Affected Advances
                         -----------    ---
shall be automatically Converted into Prime Rate Advances on the last day(s) of the then current Interest Period(s) for the Affected Advances (or, in the case of a Conversion required by Section 6.2(b) or 6.4 hereof, on such earlier date
                              --------------    ---
as the Bank may specify to the Borrower), and, unless and until the Bank gives notice as provided below that the circumstances specified in Section 6.2 or 6.4
                                                              -----------    ---
hereof  which  gave  rise  to  such  Conversion  no  longer  exist:
(a) To the extent that the Bank's Affected Advances have been so Converted, all payments and prepayments of principal which would otherwise be applied to the Bank's Affected Advances shall be applied instead to its Prime Rate Advances; and
(b) All Advances which would otherwise be made or Continued by the Bank as LIBOR Advances shall be made as or Converted into Prime Rate Advances and all Advances of the Bank which would otherwise be Converted into LIBOR Advances shall  remain  as  Prime  Rate  Advances.
Section  6.6.     Compensation.  The  Borrower  shall  pay to the Bank, upon the
                  ------------
request of the Bank, which request shall be made within one hundred eighty (180)
     days  after  the occurrence of any event specified in subsection (a) or (b)
                                                           --------------    ---
below, such amount or amounts as shall be sufficient (in the reasonable opinion of the Bank) to compensate it for any loss, cost, or expense incurred by it as a result of:
(a) Any payment, prepayment or Conversion of a LIBOR Advance for any reason (including, without limitation, the acceleration of the outstanding Advances pursuant to Section 13.2) on a date other than the last day of an Interest
              -------------
Period  for  such  LIBOR  Advance;  or
(b) Any failure by the Borrower for any reason (including, without limitation, the failure of any conditions precedent specified in Article VIII to
                                                                 ------------
be satisfied) to borrow, Convert, or prepay a LIBOR Advance on the date for such borrowing, Conversion, or prepayment, specified in the relevant notice of borrowing,  prepayment,  or  Conversion  under  this  Agreement.
Without limiting the effect of the preceding sentence, such compensation shall include an amount equal to the excess, if any, of (i) the amount of interest which otherwise would have accrued on the principal amount so paid or Converted or not borrowed for the period from the date of such payment, Conversion, or failure to borrow to the last day of the Interest Period for such LIBOR Advance (or, in the case of a failure to borrow, the Interest Period for such LIBOR Advance which would have commenced on the date specified for such borrowing) at the applicable rate of interest for such LIBOR Advance provided for herein minus
(ii) the interest component of the amount the Bank would have bid in the London interbank market.
Section  6.7.     Capital  Adequacy.  If,  after the date hereof, the Bank shall
                  -----------------
have  determined  in  good  faith  that  the  adoption  or implementation of any applicable law, rule, or regulation regarding capital adequacy (including, without limitation, any law, rule, or regulation implementing the Basle Accord), or any change therein, or any change in the interpretation or administration thereof by any central bank or other Governmental Authority charged with the interpretation or administration thereof, or compliance by the Bank (or its parent) with any guideline, request, or directive regarding capital adequacy (whether or not having the force of law) of any central bank or other Governmental Authority (including, without limitation, any guideline or other requirement implementing the Basle Accord), has or would have the effect of reducing the rate of return on the Bank's (or its parent's) capital as a consequence of its obligations hereunder or the transactions contemplated hereby to a level below that which the Bank (or its parent) could have achieved but for such adoption, implementation, change or compliance (taking into consideration the Bank's policies with respect to capital adequacy) by an amount deemed by the Bank to be material, then from time to time, within ten (l0) Business Days after demand by the Bank, the Borrower shall pay to the Bank such additional amount or amounts as will compensate the Bank (or its parent) for such reduction; provided that any claim by the Bank for compensation pursuant to this Section 6.7 shall
                                                               -----------
be made within ninety (90) days after the initial occurrence of the event giving rise to such claim. A certificate of the Bank claiming compensation under this Section and setting forth the additional amount or amounts to be paid to it hereunder shall be conclusive, provided that the determination thereof is made in good faith and on a reasonable basis. In determining such amount or amounts, the Bank may use any reasonable averaging and attribution methods.
                               ARTICLE  VII.

                                  Security
Section  7.1.     Collateral.  Borrower hereby acknowledges, agrees and confirms
                  ----------
that, as continuing security for the full and complete payment and performance of the Obligations, the Security Documents grant to the Bank a Lien in the collateral described below (which, together with any other property and collateral which may now or hereafter secure the Obligations or any part thereof, is sometimes herein called the "Collateral").
                                               ----------
(a) Borrower has previously granted to the Bank a first priority lien on the Real Property and has previously assigned to the Bank all present and future rents, leases, and profits relating to the Real Property, pursuant to the Deed of Trust.
(b) Each of the Borrower and the Guarantors have previously granted to the Bank a first priority security interest in all of its accounts, accounts receivable, equipment, machinery, fixtures, inventory, chattel paper, documents, instruments, the Pledged Shares, and general intangibles, whether now owned or hereafter acquired, and all products and proceeds thereof, pursuant to the Security Agreement and subject to exceptions set forth therein.
(c) Each of the Borrower and the Guarantors have previously executed or shall execute and cause to be executed such further documents and instruments, including without limitation, Uniform Commercial Code financing statements and trademark security interest documents, as the Bank, in its reasonable discretion, deems necessary or desirable to evidence and perfect its Liens and security interests in the Collateral.
Section  7.2.     Existing  Liens  to  Continue.  Borrower  hereby acknowledges,
                  -----------------------------
agrees and confirms that the Liens previously granted to the Bank shall continue and survive the execution and delivery of this Agreement, and all of the rights granted to the Bank pursuant to the Security Documents shall also continue and survive the execution and delivery of this Agreement and the other Loan Documents executed in connection herewith; provided, however, to the extent there is any conflict, of whatever nature, between the conditions, terms and provisions of the Security Documents and this Agreement and the other Loan Documents executed in connection herewith, this Agreement and such new Loan Documents shall govern, prevail and control any such conflict or inconsistency.
Section  7.3.     Setoff.  If  an  Event  of  Default shall have occurred and is
                  ------
continuing,  the  Bank  is  hereby authorized at any time and from time to time, without prior notice to the Borrower (any such notice being hereby expressly waived by the Borrower), to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by the Bank to or for the credit or the account of the Borrower against any and all of the obligations of the Borrower now or hereafter existing under this Agreement, the Notes, or any other Loan Document, irrespective of whether or not the Bank shall have made any demand under this Agreement or the Notes, or such other Loan Document and although such obligations may be unmatured. The Bank agrees promptly to notify the Borrower after any such setoff and application, provided that the failure to give such notice shall not affect the validity of such setoff and application. The rights and remedies of the Bank hereunder are in addition to other rights and remedies (including, without limitation, other rights of setoff) which the Bank may have.
Section  7.4.     Guaranty.  The  Obligations have been and shall continue to be
                  --------
unconditionally guaranteed in whole or in part by each of the Subsidiaries (other than the Foreign Subsidiaries) pursuant to the Guaranty.
                             ARTICLE  VIII.

                  Conditions  Precedent  and  Closing
Section  8.1.     Conditions Precedent to Initial Advance.  The effectiveness of
                  ---------------------------------------
this Agreement and the obligation of the Bank to make the initial Advance hereunder is subject to the condition precedent that the Bank shall have received on or before the Closing Date all of the following, each dated (unless otherwise indicated) the Closing Date, in form and substance satisfactory to the
     Bank:
(a)     Resolutions.  (i)  Resolutions of the Board of Directors of the Borrower
        -----------
certified by its Secretary or an Assistant Secretary which authorize the execution, delivery, and performance by the Borrower of this Agreement and the other Loan Documents to which the Borrower is or is to be a party; and (ii) resolutions of the Board of Directors of each Guarantor certified by its Secretary or Assistant Secretary which authorize the execution, delivery and performance by the Guarantor of the Guaranty and the other Loan Documents to which such Guarantor is or is to be a party.
(b)     Incumbency  Certificate.  (i)  A  certificate of incumbency certified by
        -----------------------
the Secretary or an Assistant Secretary of the Borrower certifying the names of the officers of the Borrower authorized to sign this Agreement and each of the other Loan Documents to which the Borrower is or is to be a party (including the certificates contemplated herein) together with specimen signatures of such officers; and (ii) a certificate of incumbency certified by the Secretary or an Assistant Secretary of such Guarantor certifying the names of the officers of such Guarantor authorized to sign the Loan Documents to which such Guarantor is or is to be a party (including the certificates contemplated herein) together with specimen signatures of such officers.
(c)     Articles  of  Incorporation.  (i)  The  articles of incorporation of the
        ---------------------------
Borrower certified by the Secretary of State of the state of incorporation of the Borrower and dated within ten (10) days prior to the Closing Date or a certificate from the Secretary or an Assistant Secretary of Borrower certifying that such articles of incorporation have not been amended or otherwise modified since they were delivered to Bank in connection with the Existing Loan Agreement; and (ii) the articles of incorporation of each Subsidiary certified, in the case of each Guarantor only, by the Secretary of State of the jurisdiction of incorporation of such Subsidiary and dated within ten (10) days prior to the Closing Date or a certificate from the Secretary or an Assistant Secretary of such Subsidiary or Guarantor, as the case may be, certifying that such articles of incorporation have not been amended or otherwise modified since they were delivered to Bank in connection with the Existing Loan Agreement.
(d)     Bylaws.  (i) The bylaws of the Borrower certified by the Secretary or an
        ------
Assistant  Secretary  of  the Borrower or a certificate from the Secretary or an
Assistant Secretary of Borrower certifying that such bylaws have not been amended or otherwise modified since they were delivered to Bank in connection with the Existing Loan Agreement; and (ii) the bylaws of each Subsidiary certified by the Secretary or an Assistant Secretary of such Subsidiary or a certificate from the Secretary or an Assistant Secretary of such Subsidiary or Guarantor, as the case may be, certifying that such bylaws have not been amended or otherwise modified since they were delivered to Bank in connection with the Existing Loan Agreement.
(e)     Revolving  Credit  Note.  The  Revolving  Credit  Note  executed  by the
        -----------------------
Borrower.
(f)     Intentionally  Deleted.
        ----------------------
(g)     Amendments  to  Other  Security Documents.  Amendments to other Security
        -----------------------------------------
Documents as may be necessary in order to preserve and perfect the Bank's first priority Lien in the Collateral.
(h)     Attorneys'  Fees  and  Expenses.  Evidence  that  the costs and expenses
        -------------------------------
(including reasonable attorneys' fees) referred to in Section 14. l, to the extent incurred, shall have been paid in full by the Borrower.
(i)     Facility  Fee.  Evidence  that the Facility Fee has been paid in full by
        -------------
the  Borrower.
(j)     Interest  and  Fees.  Evidence  that  all  accrued  interest  and  the
        -------------------
commitment  fee through the Closing Date with respect to the Existing Loans have
        -
been  paid  in  full  by  the  Borrower.
(k)     Additional  Documentation.  Such  additional  approvals,  opinions,  or
        -------------------------
documents as the Bank or its legal counsel, Munsch Hardt Kopf & Harr, P.C., may reasonably request.
Section  8.2.     [INTENTIONALLY  DELETED].
Section  8.3.     Conditions  Precedent  to All Advances.  The obligation of the
                  --------------------------------------
Bank to make any Advance (excluding any Continuation or Conversion) is subject to the following additional conditions precedent:
(a)     Advance  Request Form.  The Bank shall have received, in accordance with
        ---------------------
Section 2.6, an Advance Request Form, dated the date of such Advance, executed by an Authorized Officer of the Borrower;
(b)     No  Default.  No Default shall have occurred and be continuing, or would
        -----------
result  from  such  Advance;
(c)     Representations  and  Warranties.  All  of  the  representations  and
        --------------------------------
warranties contained in Article IX hereof and in the other Loan Documents shall be true and correct on and as of the date of such Advance with the same force and effect as if such representations and warranties had been made on and as of such date; and
(d)     Additional  Documentation.  The Bank shall have received such additional
        -------------------------
approvals, opinions, or documents as the Bank or its legal counsel, Munsch Hardt Kopf & Harr, P.C., may reasonably request.
Section  8.4.     Closing.  The  closing of the transactions contemplated hereby
                  -------
shall occur no later than January ___, 2003, at 10:00 A.M. (Dallas, Texas time), or such later date and time as the parties hereto may mutually agree (the "Closing Date") at the offices of Munsch Hardt Kopf & Harr, P.C., 1445 Ross
 -------------
Avenue,  Suite  4000,  Dallas,  Texas  75202.
 ---
                                   ARTICLE  IX.

                        Representations  and  Warranties
     To induce the Bank to enter into this Agreement, the Borrower represents and warrants to the Bank as follows:
Section 9.1.     Corporate Existence.  The Borrower and each Subsidiary (a) is a
                 -------------------
     corporation duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation; (b) has all requisite corporate power and authority to own its assets and carry on its business as now being or as proposed to be conducted; and (c) is qualified to do business in all jurisdictions in which the nature of its business makes such qualification necessary and where failure to so qualify would have a material adverse effect on its business, condition (financial or otherwise), operations, prospects, or properties. The Borrower and each Subsidiary has the corporate power and authority to execute, deliver, and perform its obligations under this Agreement and the other Loan Documents to which it is or may become a party.
Section  9.2.     Financial  Statements.  The Borrower has delivered to the Bank
                  ---------------------
audited consolidated financial statements of the Borrower and its Subsidiaries as at and for the fiscal year ended June 30, 2002, and unaudited consolidated financial statements of the Borrower and its Subsidiaries for the three (3) month period ended September 30, 2002. Such financial statements are true and correct, have been prepared in accordance with GAAP, and fairly and accurately present, on a consolidated basis, the financial condition of the Borrower and its Subsidiaries as of the respective dates indicated therein and the results of operations for the respective periods indicated therein. To the best of Borrower's knowledge, neither the Borrower nor any of its Subsidiaries has any material contingent liabilities, liabilities for taxes, unusual forward or long-term commitments, or unrealized or anticipated losses from any unfavorable commitments required by GAAP to be reflected in such financial statements except as reflected in such financial statements. To the best of Borrower's knowledge, there has been no material adverse change in the business, condition (financial or otherwise), operations, prospects, or properties of the Borrower or any of its Subsidiaries since the effective date of the most recent financial statements referred to in this Section.
Section  9.3.     Corporate  Action;  No  Breach.  The  execution, delivery, and
                  ------------------------------
performance by the Borrower of this Agreement and the other Loan Documents to which the Borrower is or may become a party, the execution, delivery and performance by the Guarantors of the Guaranty and the other Loan Documents to which they are or may become a party, and compliance with the terms and provisions hereof and thereof have been duly authorized by all requisite corporate action on the part of the Borrower and the Guarantors and do not and will not (a) violate or conflict with, or result in a breach of, or require any consent under (i) the articles of incorporation or bylaws of the Borrower or any of the Guarantors, (ii) any applicable law, rule, or regulation or any order, writ, injunction, or decree of any Governmental Authority or arbitrator, or
(iii) any agreement or instrument to which the Borrower or any of the Guarantors is a party or by which any of them or any of their property is bound or subject, or (b) constitute a default under any such agreement or instrument, or result in the creation or imposition of any Lien (except as provided in Article VII) upon
                                                               -----------
any  of  the  revenues  or  assets  of  the  Borrower  or  any  Guarantor.
Section  9.4.     Operation  of  Business.  The  Borrower  and  each  of  its
                  -----------------------
Subsidiaries possess all licenses, permits, franchises, patents, copyrights, trademarks, service marks and trade names, or rights thereto, necessary to conduct their respective businesses substantially as now conducted and as presently proposed to be conducted, and the Borrower and each of its Subsidiaries are not in violation of any valid rights of others with respect to any of the foregoing. Schedule 9.4 identifies all trademarks, trade names,
                          -------------
service marks, copyrights, patents and applications for any of the foregoing owned by or issued to the Borrower or any of the Subsidiaries and includes the name under which the rights are claimed, and the dates of issuance or application, as the case may be. Except as set forth on Schedule 9.4, neither
                                                           ------------
the Borrower nor any Subsidiary pays any royalty for the use of such trademarks, trade names, service marks, copyrights, patents and applications, and Borrower has the exclusive right to bring actions for the infringement thereof. No product made or sold by the Borrower or any Subsidiary violates any license granted to the Borrower or such Subsidiary or, to the best of Borrower's knowledge, infringes any trademark, trade name, service mark, copyright or patent of another. There is no pending nor, to be best of Borrower's knowledge, threatened claim of litigation against the Borrower or any Subsidiary contesting its right to use any of the trademarks, trade names and service marks or the validity of any of the copyrights and patents listed on Schedule 9.4 or
                                                                 ------------
asserting  the  misuse  thereof.
Section  9.5.     Litigation and Judgments.  Except as disclosed on Schedule 9.5
                  ------------------------                          ------------
hereto,  Borrower  has  no  knowledge  of  any  action,  suit, investigation, or proceeding before or by any Governmental Authority or arbitrator pending or threatened against or affecting the Borrower or any Subsidiary, that would, if adversely determined, have a material adverse effect on the business, condition (financial or otherwise), operations, prospects, or properties of the Borrower or any Subsidiary or the ability of the Borrower to pay and perform the
Obligations. There are no outstanding judgments against the Borrower or any Subsidiary.
Section  9.6.     Rights in Properties; Liens.  The Borrower and each Subsidiary
                  ---------------------------
have good and indefeasible title to, or valid leasehold interests in, their respective properties and assets, real and personal, including the properties, assets, and leasehold interests reflected in the financial statements described in Section 9.2, and, to the best of Borrower's knowledge, none of the
    ------------
properties,  assets, or leasehold interests of the Borrower or any Subsidiary is
   -------
subject  to  any  Lien,  except  as  permitted  by  Section  11.2.
                                                    -------------
Section 9.7.     Enforceability.  This Agreement constitutes, and the other Loan
                 --------------
Documents to which the Borrower or any Guarantor is party, when delivered, shall constitute the legal, valid, and binding obligations of the Borrower and each such Guarantor, enforceable against the Borrower and each such Guarantor in accordance with their respective terms, except as limited by bankruptcy, insolvency, or other laws of general application relating to the enforcement of creditors' rights.
Section  9.8.     Approvals.  No  authorization, approval, or consent of, and no
                  ---------
filing or registration with, any Governmental Authority or third party is or will be necessary for the execution, delivery, or performance by the Borrower of this Agreement and by the Borrower or any Guarantor of the other Loan Documents to which the Borrower or such Guarantor, as applicable, is or may become a party or for the validity or enforceability thereof.
Section  9.9.     Debt.  The  Borrower and its Subsidiaries have no Debt, except
                  ----
as  permitted  under  Section  11.1.
                      -------------
Section  9.10.     Taxes.  The  Borrower  and each Subsidiary have filed all tax
                   -----
returns (federal, state, and local) required to be filed, including all income, franchise, employment, property, and sales tax returns, and have paid, subject to any matters being contested in good faith by appropriate proceedings, all of their respective liabilities for taxes, assessments, governmental charges, and other levies that are due and payable. The Borrower knows of no pending investigation of the Borrower or any Subsidiary by any taxing authority or of any pending but unassessed tax liability of the Borrower or any Subsidiary.
Section  9.11.     Use of Proceeds; Margin Securities.  Neither the Borrower nor
                   ----------------------------------
any Subsidiary is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin  stock  (within  the  meaning  of  Regulations T, U, or X of the Board of
Governors of the Federal Reserve System), and no part of the proceeds of any Advance will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying margin stock.
Section  9.12.     ERISA.  The Borrower and each Subsidiary are in compliance in
                   -----
all material respects with all applicable provisions of ERISA. Neither a Reportable Event nor a Prohibited Transaction has occurred and is continuing with respect to any Plan with the result that there is an unfunded liability currently or prospectively owed by Borrower or any Subsidiary. No notice of intent to terminate a Plan has been filed, nor has any Plan been terminated. No circumstances exist which constitute grounds entitling the PBGC to institute proceedings to terminate, or appoint a trustee to administer, a Plan, nor has the PBGC instituted any such proceedings. Neither the Borrower nor any ERISA Affiliate has completely or partially withdrawn from a Multiemployer Plan. The Borrower and each ERISA Affiliate have met their minimum funding requirements under ERISA with respect to all of their Plans, and the present value of all vested benefits under each Plan do not exceed the fair market value of all Plan assets allocable to such benefits, as determined on the most recent valuation date of the Plan and in accordance with ERISA. Neither the Borrower nor any ERISA Affiliate has incurred any liability to the PBGC under ERISA.
Section  9.13.     Disclosure.  No  statement,  information,  report,
                   ----------
representation, or warranty made by the Borrower in this Agreement or in any other Loan Document or furnished to the Bank by the Borrower or any Guarantor in connection with this Agreement or any transaction contemplated hereby contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements herein or therein, when taken as a whole, not misleading. There is no fact known to the Borrower which has a material adverse effect, or which in the future could reasonably be expected to have a material adverse effect, on the business, condition (financial or otherwise), operations, prospects, or properties of the Borrower or any Subsidiary that has not been disclosed in writing to the Bank.
Section  9.14.     Subsidiaries.  The  Borrower  has  no Subsidiaries other than
                   ------------
those  listed  on  Schedule  9.14  hereto,  and  Schedule  9.14  sets  forth the
                   --------------                --------------
jurisdiction of incorporation of each Subsidiary and the percentage of the Borrower's ownership of the outstanding voting stock of each Subsidiary. All of the outstanding capital stock of each Subsidiary has been validly issued, is fully paid, and is nonassessable.
Section  9.15.     Agreements.  Neither  the  Borrower  nor  any Subsidiary is a
                   ----------
party  to  any  indenture,  loan,  or credit agreement, or to any lease or other agreement or instrument, or subject to any charter or corporate restriction which could reasonably be expected to have a material adverse effect on the business, condition (financial or otherwise), operations, prospects, or properties of the Borrower or any Subsidiary, or the ability of the Borrower to pay and perform its obligations under the Loan Documents to which it is a party. Neither the Borrower nor any Subsidiary is in default in any respect in the performance, observance, or fulfillment of any of the obligations, covenants, or conditions contained in any agreement or instrument material to its business to which it is a party.
Section 9.16.     Compliance with Laws.  Neither the Borrower nor any Subsidiary
                  --------------------
is in violation of any law, rule, regulation, order, or decree of any Governmental Authority or arbitrator, the violation of which would or could reasonably be expected to have a material adverse effect on the business, condition (financial or otherwise), operations, prospects or properties of the Borrower or any Subsidiary.
Section  9.17.     Inventory.  All  inventory of the Borrower and any Subsidiary
                   ---------
has been and will hereafter be produced in compliance with all applicable laws, rules, regulations, and governmental standards, including, without limitation, the minimum wage and overtime provisions of the Fair Labor Standards Act, as amended (29 U.S.C. 201-219), and the regulations promulgated thereunder.
Section  9.18.     Investment  Company  Act.  Neither  the  Borrower  nor  any
                   ------------------------
Subsidiary is an "investment company" within the meaning of the Investment Company Act of 1940, as amended.
Section  9.19.     Public Utility Holding Company Act.  Neither the Borrower nor
                   ----------------------------------
any Subsidiary is a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of a "holding company" or a "public utility" within the meaning of the Public Utility Holding Company Act of 1935, as amended.
Section  9.20.     Environmental  Matters.  Except as disclosed on Schedule 9.20
                   ----------------------                          -------------
hereto:
(a) The Borrower, each Subsidiary, and all of their respective properties, assets, and operations are in full compliance with all Environmental Laws. The Borrower is not aware of, nor has the Borrower received notice of, any past, present, or future conditions, events, activities, practices, or incidents which may interfere with or prevent the compliance or continued compliance of the Borrower and the Subsidiaries with all Environmental Laws;
(b) The Borrower and each Subsidiary have obtained all permits, licenses, and authorizations that are required under applicable Environmental Laws, and all such permits are in good standing and the Borrower and its Subsidiaries are in compliance with all of the terms and conditions of such permits;
(c) No Hazardous Materials exist on, about, or within or have been used, generated, stored, transported, disposed of on, or Released from any of the properties or assets of the Borrower or any Subsidiary. The use which the Borrower and the Subsidiaries make and intend to make of their respective properties and assets will not result in the use, generation, storage, transportation, accumulation, disposal, or Release of any Hazardous Material on, in, or from any of their properties or assets, except for the handling, storage, use, transportation, or generation of materials and products used, produced or generated in the business of food preparation, processing, packaging, warehousing, transportation and restaurant operations including, without limitation, chemicals for processing or preserving food products, chemicals and other substances used for building and grounds maintenance, disinfectants, pesticides, cleaning agents, motor fuels, lubricants, processing by-products and food wastes, all of which have been stored, used, transported and generated in compliance with all Environmental Laws;
(d) Neither the Borrower nor any of its Subsidiaries nor any of their respective currently owned or leased properties or operations is subject to any outstanding or, to the best of its knowledge, threatened order from or agreement with any Governmental Authority or other Person or subject to any judicial or docketed administrative proceeding with respect to (i) failure to comply with Environmental Laws, (ii) Remedial Action, or (iii) any Environmental Liabilities arising from a Release or threatened Release;
(e) There are no conditions or circumstances associated with the currently owned or leased properties or operations of the Borrower or any of its Subsidiaries that could reasonably be expected to give rise to any Environmental Liabilities;
(f) Neither the Borrower nor any of its Subsidiaries is a treatment, storage, or disposal facility requiring a permit under the Resource Conservation and Recovery Act, 42 U.S.C. 6901 et seq., regulations thereunder or any
                                        -------
comparable  provision  of  state  law;
(g) Neither the Borrower nor any of its Subsidiaries has filed or failed to file any notice required under applicable Environmental Law reporting a Release; and
(h) To the best of Borrower's knowledge, no Lien arising under any Environmental Law has attached to any property or revenues of the Borrower or its Subsidiaries.
                                  ARTICLE  X.

                              Positive  Covenants
     The Borrower covenants and agrees that, as long as the Obligations or any part thereof are outstanding or the Bank has any Commitment hereunder, the Borrower will perform and observe the following positive covenants:
Section 10.1.    Reporting Requirements.  The Borrower will furnish to the Bank:
                 ----------------------
(a)     Annual  Financial  Statements.  As  soon  as available, and in any event
        -----------------------------
within ninety (90) days after the end of each fiscal year of the Borrower, beginning with the fiscal year ending in June of 2003, (i) a copy of the annual audit report of the Borrower and the Subsidiaries for such fiscal year containing, on a consolidated and (to the extent required by GAAP) consolidating basis, balance sheets and statements of income, retained earnings, and cash flow as at the end of such fiscal year and for the 12-month period then ended, in each case setting forth in comparative form the figures for the preceding fiscal year, all in reasonable detail and audited and certified by
PriceWaterhouseCoopers, or other independent certified public accountants of recognized standing acceptable to the Bank, to the effect that such report has been prepared in accordance with GAAP; and (ii) a certificate of such independent certified public accountants to the Bank (A) stating that to their knowledge no Default has occurred and is continuing, or if in their opinion a Default has occurred and is continuing, a statement as to the nature thereof, and (B) confirming the calculations set forth in the officer's certificate delivered simultaneously therewith;
(b)     Quarterly  Financial Statements.  As soon as available, and in any event
        -------------------------------
within forty-five (45) days after the end of each of the first three (3) fiscal quarters of each fiscal year of the Borrower, a copy of an unaudited financial report of the Borrower and the Subsidiaries as of the end of such fiscal quarter and for the portion of the fiscal year then ended, containing, on a consolidated and (to the extent required by GAAP) consolidating basis, balance sheets and statements of income, retained earnings, and cash flow, in each case setting forth in comparative form the figures for the corresponding period of the preceding fiscal year, all in reasonable detail certified by an Authorized Officer of the Borrower to have been prepared in accordance with GAAP and to fairly and accurately present (subject to the absence of footnotes and year-end audit adjustments) the financial condition and results of operations of the Borrower and the Subsidiaries, on a consolidated and (to the extent required by
GAAP)  consolidating  basis,  at the date and for the periods indicated therein;
(c)     Quarterly  Calculations.  As  soon as available, and in any event within
        -----------------------
forty-five (45) days after the end of each fiscal quarter of the Borrower, (i) a certificate of an Authorized Officer of the Borrower in substantially the form of Exhibit E hereto (A) stating to the best of such officer's knowledge, no
    ----------
Default  has  occurred  and  is  continuing, or if a Default has occurred and is
   -
continuing, a statement as to the nature thereof and the action that is proposed
   -
to be taken with respect thereto, and (B) showing in reasonable detail the most recent calculations demonstrating compliance with Article XII and (ii) if
                                                       ------------
applicable, the notice required under the definition of "LIBOR Rate Margin" and "Prime Rate Margin";
(d)     Certificate  of  No  Default.  Concurrently with the delivery of each of
        ----------------------------
the  financial statements referred to in subsection 10.1(a), a certificate of an
                                         ------------------
Authorized Officer of the Borrower in substantially the form of Exhibit E hereto
                                                                ---------
(i) stating that to the best of such officer's knowledge, no Default has occurred and is continuing, or if a Default has occurred and is continuing, a statement as to the nature thereof and the action that is proposed to be taken with respect thereto, and (ii) showing in reasonable detail the most recent calculations demonstrating compliance with Article XII;
                                               ------------
(e)     Management Letters.  As soon as practicable and in any event within five
        ------------------
(5) days after receipt thereof, a copy of any management letter or written report submitted to the Borrower or any Subsidiary by independent certified public accountants with respect to the business, condition (financial or otherwise), operations, prospects, or properties of the Borrower or any Subsidiary;
(f)     Notice  of  Litigation.  Promptly after the commencement thereof, notice
        ----------------------
of all actions, suits, and proceedings before any Governmental Authority or arbitrator affecting the Borrower or any Subsidiary which, if determined adversely to the Borrower or such Subsidiary, is likely to result in liability, over and above any portion covered by insurance, in excess of $500,000;
(g)     Notice  of  Default. As soon as practicable and in any event within five
        -------------------
(5) days after the Borrower knows or has reason to know of the occurrence of any Default, a written notice setting forth the details of such Default and the action that the Borrower has taken and proposes to take with respect thereto;
(h)     ERISA  Reports.  As soon as practicable and in any event within five (5)
        --------------
days after the filing or receipt thereof, copies of all reports, including annual reports, reports of Reportable Events, and material notices which the Borrower or any Subsidiary files with or receives from the PBGC or the U.S. Department of Labor under ERISA; and as soon as practicable and in any event within five (5) days after the Borrower or any Subsidiary knows or has reason to know that any Prohibited Transaction has occurred with respect to any Plan or that the PBGC or the Borrower or any Subsidiary has instituted or will institute proceedings under Title IV of ERISA to terminate any Plan, a certificate of the Authorized Officer of the Borrower setting forth the details as to such
Prohibited Transaction or Plan termination and the action that the Borrower proposes to take with respect thereto;
(i)     Notice  of  Material  Adverse  Change. As soon as practicable and in any
        -------------------------------------
event within five (5) days after the Borrower knows or has reason to know of the occurrence thereof, written notice of any matter that is likely to have a material adverse effect on the business, condition (financial or otherwise), operations, prospects, or properties of the Borrower or any Subsidiary;
(j)     Proxy Statements, Etc.  As soon as available; one copy of each financial
        ----------------------
statement, report, notice or proxy statement sent by the Borrower or any Subsidiary to its stockholders generally and one copy of each regular, periodic or special report, registration statement, or prospectus filed by the Borrower or any Subsidiary with any securities exchange or the Securities and Exchange Commission or any successor agency; and
(k)     General  Information.  As  soon  as  practicable, such other information
        --------------------
concerning the Borrower or any Subsidiary as the Bank may from time to time reasonably request.
Section  10.2.    Maintenance  of  Existence; Conduct of Business.  The Borrower
                  -----------------------------------------------
will preserve and maintain, and will cause each Subsidiary to preserve and maintain, its corporate existence and all of its material leases, privileges, licenses, permits, franchises, qualifications, and rights that are necessary or desirable in the ordinary conduct of its business. The Borrower will conduct, and will cause each Subsidiary to conduct, its business in an orderly and efficient manner in accordance with good business practices.
Section  10.3.    Maintenance  of Properties.  The Borrower will maintain, keep,
                  --------------------------
and preserve, and cause each Subsidiary to maintain, keep, and preserve, all of its material properties (tangible and intangible) necessary or useful in the proper conduct of its business in good working order and condition.
Section 10.4.    Taxes and Claims.  The Borrower will pay or discharge, and will
                 ----------------
cause each Subsidiary to pay or discharge, at or before maturity or before becoming delinquent (a) all taxes, levies, assessments, and governmental charges imposed on it or its income or profits or any of its property, and (b) all lawful claims for labor, material, and supplies, which, if unpaid, might become a Lien upon any of its property; provided, however, that neither the Borrower nor any Subsidiary shall be required to pay or discharge any tax, levy, assessment, or governmental charge which is being contested in good faith by appropriate proceedings diligently pursued, and for which adequate reserves have been established.
Section  10.5.    Insurance.  The Borrower will maintain, and will cause each of
                  ---------
the Subsidiaries to maintain, insurance with financially sound and reputable insurance companies in such amounts and covering such risks as is usually carried by corporations engaged in similar businesses and owning similar properties in the same general areas in which the Borrower and the Subsidiaries operate, provided that in any event the Borrower will maintain and cause each Subsidiary to maintain workmen's compensation insurance (or utilize legally available alternatives to such insurance), property insurance, comprehensive general liability insurance, products liability insurance, and business interruption insurance reasonably satisfactory to the Bank. The Borrower will provide evidence of all such insurance to the Bank, and all such insurance must be reasonably satisfactory to the Bank. Each insurance policy covering Collateral shall name the Bank as an additional loss payee and shall provide that such policy will not be cancelled or reduced without thirty (30) days prior written notice to the Bank.
Section  10.6.    Inspection  Rights.  At  any  reasonable time and from time to
                  ------------------
time, the Borrower will permit, and will cause each Subsidiary to permit, representatives of the Bank to examine, copy, and make extracts from its books and records, to visit and inspect its properties, and to discuss its business, operations, and financial condition with its officers, employees, and independent certified public accountants. Without limiting the generality of the foregoing, the Borrower will permit, and will cause each Subsidiary to permit, representatives of the Bank to conduct semi-annual field audits, the cost of which will be borne by the Borrower in an amount not to exceed $10,000 annually.
Section  10.7.    Keeping  Books  and  Records.  The Borrower will maintain, and
                  ----------------------------
will cause each Subsidiary to maintain, proper books of record and account in which full, true, and correct entries in conformity with GAAP shall be made of all dealings and transactions in relation to its business and activities.
Section 10.8.    Compliance with Laws.  The Borrower will comply, and will cause
                 --------------------
each Subsidiary to comply, in all material respects with all applicable laws, rules, regulations, orders, and decrees of any Governmental Authority or arbitrator.
Section 10.9.    Compliance with Agreements.  The Borrower will comply, and will
                 --------------------------
cause each Subsidiary to comply, in all material respects with all agreements, contracts, and instruments binding on it or affecting its properties or business.
Section  10.10.    Further  Assurances.  The  Borrower will, and will cause each
                   -------------------
Subsidiary to, execute and deliver such further agreements and instruments and take such further action as may be reasonably requested by the Bank to carry out the provisions and purposes of this Agreement and the other Loan Documents and to create, preserve, and perfect the Liens of the Bank in the Collateral.
Section  10.11.    ERISA.  The  Borrower  will  comply,  and  will  cause  each
                   -----
Subsidiary to comply, with all minimum funding requirements, and all other material requirements, of ERISA, if applicable, so as not to give rise to any liability thereunder.
Section  10.12.    Change  of  Control.  As  soon  as  possible and in any event
                   -------------------
within five (5) days after the Borrower knows or has reason to know that a Change of Control has occurred or is contemplated, the Borrower shall give the Bank notice thereof and shall offer to accelerate payment of all the Obligations. The Bank shall have forty-five (45) days after its receipt of such notice to notify the Borrower of its election to accelerate payment of all the Obligations, in which event the Borrower shall pay the Obligations in full within thirty (30) days after the later of (a) the date of the Bank's notice to the Borrower of its election to accelerate payment or (b) the date of the occurrence of the Change of Control. In addition, if the Change of Control occurs as a result of Ronald Parker's ceasing to be the Chief Executive Officer of Borrower or ceasing, in the opinion of Bank, to be actively engaged in the management of the Borrower and in its day-to-day operations, the Revolving Credit Commitment and all other lending obligations of Bank under this Agreement or any of the other Loan Documents shall automatically terminate upon the earliest of (x) the date of Borrower's notice to Bank of the occurrence of such Change of Control, (y) the date the Bank becomes aware of the occurrence of such Change of Control, or (z) the date of the occurrence of such Change of Control.
Section  10.13.    Interest  Rate  Protection.  The  Borrower  will at all times
                   --------------------------
during the term of this Agreement, cause at least one hundred percent (100%) of the aggregate outstanding principal amount of the Real Estate Loan to be either
(a) subject to a fixed interest rate or (b) subject to Interest Rate Agreements with the Bank and/or with a bank or other financial institution having capital, surplus and undivided profits of at least $500,000,000 on terms satisfactory to the Bank.
                             ARTICLE  XI.

                       Negative  Covenants
     The Borrower covenants and agrees that, as long as the Obligations or any part thereof are outstanding or the Bank has any Commitment hereunder, the Borrower will perform and observe the following negative covenants:
Section  11.1.     Debt.  The Borrower will not incur, create, assume, or permit
                   ----
to exist, and will not permit any Subsidiary to incur, create, assume, or permit to  exist,  any  Debt,  except:
(a)     Debt  to  the  Bank  pursuant  to  the  Loan  Documents;
(b)     Existing  Debt  described  on  Schedule  11.1  hereto and any renewal or
                                       --------------
extension  thereof  which  does not increase the outstanding amount thereof; and
(c) Debt of the Borrower to any Domestic Subsidiary and of any Domestic Subsidiary to the Borrower or another Domestic Subsidiary; and
(d) Capital Lease Obligations and/or purchase money Debt for purchases of equipment in the ordinary course of business not exceeding $2,250,000 in the aggregate  at  any  one  time.
Section  11.2.     Limitation  on  Liens.  The  Borrower will not incur, create,
                   ---------------------
assume, or permit to exist, and will not permit any Subsidiary to incur, create, assume, or permit to exist, any Lien upon any of its property, assets, or revenues, whether now owned or hereafter acquired, except:
(a)     Liens  disclosed  on  Schedule  11.2  hereto;
                              --------------
(b)     Liens  in  favor  of  the  Bank;
(c) Encumbrances consisting of minor easements, zoning restrictions, or other restrictions on the use of real property that do not (individually or in the aggregate) materially affect the value of the assets encumbered thereby or materially impair the ability of the Borrower or the Subsidiaries to use such assets in their respective businesses;

(d) Liens for taxes, assessments, or other governmental charges which are not delinquent or which are being contested in good faith and for which adequate reserves have been established;
(e) Liens of mechanics, materialmen, warehousemen, carriers, or other similar statutory Liens (including statutory landlord's Liens) securing obligations that are not yet due and are incurred in the ordinary course of business;
(f) Liens resulting from good faith deposits to secure payments of workmen's compensation or other social security programs, to secure the performance of reinsurance agreements or to secure payments to utilities or the performance of tenders, statutory obligations, surety and appeal bonds, bids, contracts (other than for payment of Debt), or leases made in the ordinary course of business;
(g) Purchase money liens, purchase money security interests or title retention arrangements upon or in any equipment acquired or held by the Borrower in the ordinary course of business to secure purchase money indebtedness incurred solely for the purpose of financing the acquisition of such equipment; provided that such purchase money indebtedness does not exceed limitations contained in clause (d) of Section 11.1 hereof; and provided, further, that such
             ----------    ------------
purchase money liens, purchase money security interests or title retention arrangements shall attach only to equipment so acquired and shall not attach to any other Collateral;
(h)     Attachment and judgment Liens not constituting an Event of Default under
Section  13(g)  or  13(h);
--------------      -----
(i) Inchoate Liens arising under ERISA to secure the contingent liability of the Borrower or any Subsidiary; and
(j) Liens renewing and extending the Liens permitted hereunder, provided that no such Lien is expanded to cover any additional property.
Section  11.3.    Mergers,  Etc.  The Borrower will not, and will not permit any
                  -------------
Subsidiary to, become a party to a merger or consolidation, or purchase or otherwise acquire all or any substantial part of the business or assets of any Person or any shares or other evidence of beneficial ownership of any Person, or wind-up, dissolve, or liquidate itself, except that (a) a wholly-owned Subsidiary may be merged or consolidated with or into the Borrower (provided that the Borrower shall be the continuing or surviving corporation), (b) the Borrower may purchase or otherwise acquire the assets of existing franchisees or area development rights up to an aggregate amount of $5,000,000 and (c) the Borrower may purchase or otherwise acquire all or any substantial part of the business or assets of any Person upon obtaining the prior written approval of the Bank.
Section  11.4     Restricted Payments.  The Borrower will not declare or pay any
                  -------------------
dividends or make any other payment or distribution (whether in cash, property, or obligations) on account of its capital stock, or redeem, purchase, retire, or otherwise acquire any of its capital stock, or permit any of its Subsidiaries to purchase or otherwise acquire any capital stock of the Borrower or another Subsidiary, or set apart any money for a sinking or other analogous fund for any dividend or other distribution on its capital stock or for any redemption, purchase, retirement, or other acquisition of any of its capital stock; provided that the foregoing restrictions do not prohibit (a) dividend payments on any class of capital stock payable solely in shares of capital stock of the Borrower; (b) payments of dividends from any Subsidiary to the Borrower; (c) payments in lieu of taxes to the Borrower or a Subsidiary pursuant to a tax sharing agreement; (d) any exchange of stock not involving any cash consideration pursuant to a stock option plan for employees or directors of the Borrower; and (e) any other redemption, purchase, retirement or the acquisition of the Borrower's capital stock or payment of cash dividends upon obtaining the prior written approval of the Bank, it being understood that, based on performance, the Borrower may request the Bank to consider granting its approval of restricted payments on a quarterly basis, or at such other time as deemed necessary.
Section  11.5     Investments.  The  Borrower will not make, and will not permit
                  -----------
any Subsidiary to make, any advance, loan, extension of credit (other than trade credit extended to any franchisee or purchaser of inventory from Borrower or any Subsidiary), or capital contribution to or investment in, or purchase or own, or permit any Subsidiary to purchase or own, any stock, bonds, notes, debentures, or other securities of, any Person, except:
(a) readily marketable direct obligations of the United States of America or any agency thereof with maturities of one year or less from the date of acquisition;
(b) fully insured certificates of deposit with maturities of one year or less from the date of acquisition issued by any commercial bank operating in the United States of America having capital and surplus in excess of $50,000,000;
(c)     commercial  paper  of  a domestic issuer if at the time of purchase such paper is rated in one of the two highest rating categories of Standard and Poor's Corporation or Moody's Investors Service, Inc.;
(d) advances, loans and capital contributions by the Borrower to any Subsidiary which is in existence at the Closing Date, and advances or loans to the Borrower by any Subsidiary;
(e) loans to franchisees in an aggregate amount not to exceed $100,000 to any one franchisee or $250,000 in the aggregate;
(f) loans or advances to (i) employees of the Borrower in the ordinary course of business not to exceed $100,000 to any one individual or $250,000 in the aggregate and (ii) shareholders of the Borrower in an amount not to exceed $750,000 in the aggregate to enable such shareholders to exercise their vested options to purchase stock of the Borrower;
(g) investments outstanding at any time with respect to hedging exposure to foreign currency fluctuations in which the Borrower has currency exposure, provided that the actual exposure covered by such investments does not exceed $100,000;
(h)     investments  listed  on  Schedule  11.5;
                                 --------------
(i) promissory notes or other evidences of indebtedness arising from sales of franchises or area development rights or transfers of franchises, equipment, and related property by the Borrower; and
(j) investments in joint ventures or other business combinations or entities for the purpose of promoting franchise operations in an aggregate amount not to exceed $100,000 in any one transaction or $250,000 in the aggregate; provided that the Borrower shall form a separate Subsidiary to be a partner or investor in any such joint venture or other business combination.
Notwithstanding the foregoing, the Borrower shall be permitted to form new Subsidiaries subsequent to the Closing Date and make advances, loans and capital contributions thereto subject to the provisions of this Agreement, provided that each such new Subsidiary becomes a party to the Guaranty, the Security Agreement and any other Loan Documents requested by the Bank on terms satisfactory to the Bank within ten (10) days after the formation thereof.
Section  11.6     Limitation  on  Issuance  of Capital Stock.  The Borrower will
                  ------------------------------------------
not, and will not permit any of its Subsidiaries to, at any time issue, sell, assign, or otherwise dispose of (a) any of its capital stock, (b) any securities exchangeable for or convertible into or carrying any rights to acquire any of its capital stock, or (c) any option, warrant, or other right to acquire any of its capital stock, except pursuant to a stock option plan for employees or directors of the Borrower.
Section  11.7     Transactions  With  Affiliates.  Except for those transactions
                  ------------------------------
described  in  Section  11.5(f),  the Borrower will not enter into, and will not
               ----------------
permit any Subsidiary to enter into, any transaction, including, without limitation, the purchase, sale, or exchange of property or the rendering of any service, with any Affiliate of the Borrower or such Subsidiary, except in the ordinary course of and pursuant to the reasonable requirements of the Borrower's or such Subsidiary's business and upon fair and reasonable terms no less favorable to the Borrower or such Subsidiary than would be obtained in a comparable arm's-length transaction with a Person not an Affiliate of the Borrower or such Subsidiary.
Section  11.8     Disposition  of  Assets.  The  Borrower  will not sell, lease,
                  -----------------------
assign, transfer, or otherwise dispose of any of its assets, or permit any Subsidiary to do so with any of its assets without the prior written approval of the Bank, except as follows:
(a)     dispositions  of  inventory  in  the  ordinary  course  of  business;
(b)     sales  of  franchises  and  area  development  rights;
(c) dispositions to the Borrower or a Subsidiary who is a party to the Security Agreement;
(d) dispositions of worn-out or obsolescent equipment, provided that the proceeds thereof are used to acquire replacements thereof; and
(e) sales of other assets at not less than the fair market value thereof, provided that (i) no Default or Event of Default has occurred and is continuing,
(ii) the aggregate book value of all assets then proposed to be disposed of plus the aggregate book value of all other assets disposed of by the Borrower and the Subsidiaries pursuant to this subsection (e) in a twelve month period
                                  ---------------
immediately preceding the date of such proposed disposition does not exceed five percent (5%) of Consolidated Assets at the end of the preceding fiscal year, and
(iii) the aggregate book value of all assets then proposed to be disposed of plus the aggregate book value of all assets disposed of by the Borrower and the Subsidiaries during the period from the Closing Date to the date of such proposed disposition does not exceed ten percent (10%) of Consolidated Assets at the end of the preceding fiscal year.
Section 11.9.    Sale and Leaseback.  The Borrower will not enter into, and will
                 ------------------
     not permit any Subsidiary to enter into, any arrangement with any Person pursuant to which it leases from such Person real or personal property that has been or is to be sold or transferred, directly or indirectly, by it to such Person.
Section 11.10    Prepayment of Debt.  The Borrower will not prepay, and will not
                 ------------------
permit  any  Subsidiary  to  prepay,  any  Debt,  except  the  Obligations.
Section  11.11     Nature  of  Business.  The  Borrower  will  not, and will not
                   --------------------
permit any Subsidiary to, engage in any business other than existing businesses and any business producing or offering for sale, by Borrower or through contracts with third parties, any food product by any method of marketing or distribution, or other products related to promoting or enhancing the public reputation and good-will of Borrower or any Subsidiary.
Section  11.12.    Environmental  Protection.  Except for the handling, storage,
                   -------------------------
use, transportation or generation of materials and products used, produced or generated in the business of food preparation, processing, packaging, warehousing, transportation and restaurant operations including, without limitation, chemicals for processing or preserving food products, chemicals and other substances used for building and grounds maintenance, disinfectants, pesticides, cleaning agents, motor fuels, lubricants, processing by-products and food wastes, all of which shall be handled, stored, used, transported and generated in compliance with all Environmental Laws, the Borrower will not, and will not permit any of its Subsidiaries to, (a) use (or permit any tenant to use) any of their respective properties or assets for the handling, processing, storage, transportation, or disposal of any Hazardous Material, (b) generate any Hazardous Material, (c) conduct any activity that is likely to cause a Release or threatened Release of any Hazardous Material, or (d) otherwise conduct any activity or use any of their respective properties or assets, in each case in any manner that is likely to violate any Environmental Law or create any Environmental Liabilities for which the Borrower or any of its Subsidiaries would be responsible, whereby such use or activity is likely to have a material adverse effect on the business or financial condition of the Borrower and its Subsidiaries when viewed as a whole.
Section 11.13.    Accounting.  The Borrower will not, and will not permit any of
                  ----------
its Subsidiaries to, change its fiscal year or make any material change (a) in accounting treatment or reporting practices, except as required by GAAP and disclosed to the Bank, or (b) in tax reporting treatment, except as required by law and disclosed to the Bank.
                              ARTICLE  XII.

                         Financial  Covenants
     The Borrower covenants and agrees that, as long as the Obligations or any part thereof are outstanding or any Bank has any Commitment hereunder, the Borrower will perform and observe the following financial covenants, such performance and observance to be evidenced and tested for compliance as of the end of each fiscal quarter;
Section  12.1.    Current  Ratio.  The  Borrower  will  at  all times maintain a
                  --------------
Current Ratio of not less than 1.0 to 1.0, as measured at the end of each fiscal quarter.
Section  12.2.    Funded  Debt Ratio.  The Borrower will maintain, as of the end
                  ------------------
of each fiscal quarter, a Funded Debt Ratio of not greater than (a) 2.75 to 1.00 for the fiscal quarters ending December 31, 2002 and March 31, 2003, (b) 2.50 to
1.00 for the fiscal quarters ending June 30, 2003, September 30, 2003, December 31, 2003, and March 31, 2004, and (c) 2.25 to 1.00 for the fiscal quarter ending June 30, 2004, and at all times thereafter.
Section 12.3.    Fixed Charge Coverage Ratio.  The Borrower will maintain, as of
                 ---------------------------
the end of each fiscal quarter commencing with the fiscal quarter ending December 31, 2002, a Fixed Charge Coverage Ratio of not less than 1.25 to 1.00.
Section 12.4.    Operating Leases.  The Borrower will not incur, create, assume,
                 ----------------
or permit to exist, and will not permit any Subsidiary to incur, create, assume, or permit to exist, any liabilities for payments under any Operating Leases without the prior written approval of the Bank, which approval shall not be unreasonably withheld, provided that (i) the Borrower and the Subsidiaries may incur, create, or assume liabilities for payments under Operating Leases in an aggregate amount (including taxes, insurance, maintenance, and similar expenses which the Borrower or any Subsidiary is obligated to pay under any such Operating Lease) not to exceed Six Million Dollars ($6,000,000) on a consolidated basis, plus One Million Five Hundred Thousand Dollars ($1,500,000) per fiscal year commencing with the fiscal year ending in June of 2002, (ii) the amount of any permitted increase in liabilities under Operating Leases not incurred in any fiscal year may be carried forward to the next succeeding fiscal year but not thereafter, and (iii) the aggregate payments of the Borrower and the Subsidiaries with respect to Operating Leases shall not exceed Two Million Dollars ($2,000,000) during any fiscal year commencing with the fiscal year ending in June of 2002.
                                ARTICLE  XIII.

                                   Default
Section  13.1.    Events  of  Default.  Each of the following shall be deemed an
                  -------------------
"Event  of  Default"
(a) The Borrower shall fail to pay (including, but not limited to, any failure to pay any mandatory prepayment required by Section 2.8 or Section 5.3
                                                      ----------     ----------
of this Agreement) any principal of, or interest on, or fees in connection with, the Obligations, or any part thereof when due and payable, and such failure continues unremedied for a period of one (1) Business Day after the date such Obligations or portion thereof were due.
(b) The Borrower shall fail to pay any of the Obligations (other than the Obligations described in subsection (a) above) or any part thereof, and such
                            ---------------
failure continues unremedied for a period of five (5) Business Days after the date such Obligations or portion thereof were due.
(c) Any representation or warranty made or deemed made by the Borrower or any Obligated Party (or any of their respective officers) in any Loan Document or in any certificate, report, notice, or financial statement furnished at any time in connection with this Agreement shall be false, misleading, or erroneous in any material respect when made or deemed to have been made.
(d) The Borrower shall fail to perform, observe, or comply with any covenant, agreement, or term contained in Section 10.1, Article XI, or Article
                                            ------------  ----------     -------
XII  of this Agreement and, in the case of Section 10.1(a), 10.1(b), 10.1(j), or
 --                                        ---------------  -------  -------
11.1(k)  only,  such failure shall continue unremedied for a period of three (3)
-------
Business  Days  after  the  date  of  such  failure.
(e) The Borrower or any Obligated Party shall fail to perform, observe, or comply with any other covenant, agreement, or term contained in this Agreement or any other Loan Document (other than as provided in clauses (a) through (d) of
                                                      -----------         ---
this  Section)  and  such  failure shall continue unremedied for a period of ten
(10)  days  after  the  date  of  such  failure.
(f) The Borrower, any Subsidiary, or any Obligated Party shall commence a voluntary proceeding seeking liquidation, reorganization, or other relief with respect to itself or its debts under any bankruptcy, insolvency, or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian, or other similar official of it or a substantial part of its property or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it or shall make a general assignment for the benefit of creditors or shall generally fail to pay its debts as they become due or shall take any corporate action to authorize any of the foregoing.
(g) An involuntary proceeding shall be commenced against the Borrower, any Subsidiary, or any Obligated Party seeking liquidation, reorganization, or other relief with respect to it or its debts under any bankruptcy, insolvency, or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official for it or a substantial part of its property, and such involuntary proceeding shall remain undismissed and unstayed for a period of forty-five (45) days.
(h) The Borrower, any Subsidiary, or any Obligated Party shall fail to discharge within a period of forty-five (45) days after the commencement thereof any attachment, sequestration, or similar proceeding or proceedings involving an aggregate amount in excess of Five Hundred Thousand Dollars ($500,000) against any of its assets or properties.
(i) A final judgment or judgments for the payment of money in excess of Five Hundred Thousand Dollars ($500,000) in the aggregate shall be rendered by a court or courts against the Borrower, any of its Subsidiaries, or any Obligated Party and the same shall not be discharged (or provision shall not be made for such discharge), or a stay of execution thereof shall not be procured, within thirty (30) days from the date of entry thereof and the Borrower or the relevant Subsidiary or Obligated Party shall not, within such period during which execution of the same shall have been stayed, appeal therefrom and cause the execution  thereof  to  be  stayed  during  such  appeal.
(j) The Borrower, any Subsidiary, or any Obligated Party shall fail to pay when due (and after giving effect to any applicable grace period or any extension of the applicable maturity date) any principal of or interest on any Material Debt (other than the Obligations), or the maturity of any such Material Debt shall have been accelerated, or any such Material Debt shall have been required to be prepaid prior to the stated maturity thereof, or any default shall have occurred (after giving effect to any applicable grace period) that permits any holder or holders of such Debt or any Person acting on behalf of such holder or holders to accelerate the maturity thereof or require any such prepayment. For purposes of this subsection (j), the term "Material Debt" means
                                  --------------            -------------
Debt owed by the Borrower or any Subsidiary, the principal amount of which exceeds Five Hundred Thousand Dollars ($500,000).
(k) This Agreement, the Notes, the Security Documents, the Guaranty, the Real Estate Loan Documents or any other material Loan Document shall cease to be in full force and effect or shall be declared null and void or the validity or enforceability thereof shall be contested or challenged by the Borrower, any Subsidiary, any Obligated Party or any of their respective shareholders, or the Borrower or any Obligated Party shall deny that it has any further liability or obligation under any of such Loan Documents, or any lien or security interest created by such Loan Documents shall for any reason cease to be a valid, first priority (subject to exceptions permitted therein) perfected security interest in and lien upon any of the Collateral purported to be covered thereby.
(l) Any of the following events shall occur or exist with respect to the Borrower or any ERISA Affiliate: (i) any Prohibited Transaction involving any Plan; (ii) any Reportable Event with respect to any Plan; (iii) the filing under
Section 4041 of ERISA of a notice of intent to terminate any Plan or the termination of any Plan; (iv) any event or circumstance that might constitute grounds entitling the PBGC to institute proceedings under Section 4042 of ERISA for the termination of, or for the appointment of a trustee to administer, any Plan, or the institution by the PBGC of any such proceedings; or (v) complete or partial withdrawal under Section 4201 or 4204 of ERISA from a Multiemployer Plan or the reorganization, insolvency, or termination of any Multiemployer Plan; and in each case above, such event or condition, together with all other events or conditions, if any, have subjected or could in the reasonable opinion of the Bank subject the Borrower to any tax, penalty, or other liability to a Plan, a Multiemployer Plan, the PBGC, or otherwise (or any combination thereof) which in the aggregate exceed or could reasonably be expected to exceed Five Hundred Thousand Dollars ($500,000).
(m) The Borrower or any of its Subsidiaries, or any of their properties, revenues, or assets, shall become the subject of an order of forfeiture, seizure, or divestiture (whether under RICO or otherwise) and the same shall not have been discharged (or provisions shall not be made for such discharge) within forty-five (45) days from the date of entry thereof.
(n) A Change of Control shall occur, the Bank shall have given notice to the Borrower pursuant to Section 10.12 that the Bank desires to accelerate payment
                       -------------
of all the Obligations, and the Borrower shall have failed to pay the Obligations in full within the thirty (30) day period specified in Section
                                                                         -------
10.12.
(o) The occurrence of any event or condition which constitutes a Default or Event of Default under any of the Real Estate Loan Documents or under any Interest Rate Agreement.
Section  13.2.    Remedies.  If  any  Event  of  Default  shall  occur  and  be
                  --------
continuing,  the  Bank  may  do  any  one  or  more  of  the  following:
(a)     Acceleration.  Declare  all  outstanding  principal  of  and accrued and
        ------------
unpaid interest on the Notes and all other obligations of the Borrower under the
     Loan Documents immediately due and payable, and the same shall thereupon become immediately due and payable, without notice, demand, presentment, notice of dishonor, notice of acceleration, notice of intent to accelerate, protest, or other formalities of any kind, all of which are hereby expressly waived by the Borrower.
(b)     Termination  of  Commitment.  Terminate  the Revolving Credit Commitment
        ---------------------------
without  notice  to  the  Borrower.
(c)     Judgment.  Reduce  any  claim  to  judgment.
        --------
(d)     Foreclosure.  Foreclose  or  otherwise  enforce  any Lien granted to the
        -----------
Bank to secure payment and performance of the Obligations in accordance with the terms of the Loan Documents.
(e)     Rights.  Exercise  any  and all rights and remedies afforded by the laws
        ------
of the State of Texas or any other jurisdiction, by any of the Loan Documents, by equity, or otherwise.
Provided, however, that upon the occurrence of an Event of Default under Subsection (e) or (f) of Section 13.1, the Revolving Credit Commitment and the
       --------     ---    ------------
Term Commitment shall automatically terminate, and the outstanding principal of and accrued and unpaid interest on the Notes and all other obligations of the Borrower under the Loan Documents shall thereupon become immediately due and payable without notice, demand, presentment, notice of dishonor, notice of acceleration, notice of intent to accelerate, protest, or other formalities of any kind, all of which are hereby expressly waived by the Borrower.
Section  3.3.     Performance by the Bank.  If, at any time after the occurrence
                  -----------------------
and during the continuance of an Event of Default, the Borrower shall fail to perform any covenant or agreement in accordance with the terms of the Loan Documents after notice from the Bank, the Bank may perform or attempt to perform such covenant or agreement on behalf of the Borrower. In such event, the Borrower shall, at the request of the Bank, promptly pay any amount expended by the Bank in connection with such performance or attempted performance to the Bank at the Principal Office, together with interest thereon at the Default Rate from and including the date of such expenditure to but excluding the date such expenditure is paid in full. Notwithstanding the foregoing, it is expressly agreed that the Bank shall not have any liability or responsibility for the performance of any obligation of the Borrower under this Agreement or any of the other Loan Documents.
                                      ARTICLE  XIV.

                                     Miscellaneous
Section 14.1.    Expenses.  The Borrower hereby agrees to pay on demand: (a) all
                 --------
     reasonable out of pocket costs and expenses of the Bank in connection with the preparation, negotiation, execution, and delivery of this Agreement and the other Loan Documents and any and all amendments, modifications, renewals, extensions, and supplements thereof and thereto, including, without limitation, the reasonable fees and expenses of legal counsel for the Bank, (b) all out of pocket costs and expenses of the Bank in connection with any Default and the enforcement of this Agreement or any other Loan Document, including, without limitation, the fees and expenses of legal counsel for the Bank, (c) all transfer, stamp, documentary, or other similar taxes, assessments, or charges levied by any Governmental Authority in respect of this Agreement or any of the other Loan Documents, (d) all out of pocket costs, expenses, assessments, and other charges incurred in connection with any filing, registration, recording, or perfection of any security interest or Lien contemplated by this Agreement or any other Loan Document, and (e) all other reasonable out of pocket costs and expenses incurred by the Bank in connection with this Agreement or any other Loan Document, including, without limitation, all reasonable costs, expenses, and other charges incurred in connection with obtaining any title report, survey, audit, or appraisal in respect of the Collateral.
Section 14.2.    INDEMNIFICATION.  EXCEPT AS OTHERWISE EXPRESSLY PROVIDED HEREIN
                 ---------------
THE BORROWER SHALL INDEMNIFY THE BANK AND EACH OF ITS AFFILIATES AND THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, ATTORNEYS, AND AGENTS FROM, AND HOLD EACH OF THEM HARMLESS AGAINST, ANY AND ALL LOSSES, LIABILITIES, CLAIMS, DAMAGES, PENALTIES, JUDGMENTS, DISBURSEMENTS, COSTS, AND EXPENSES (INCLUDING REASONABLE ATTORNEYS' FEES) TO WHICH ANY OF THEM MAY BECOME SUBJECT WHICH DIRECTLY OR
INDIRECTLY ARISE FROM OR RELATE TO (A) THE NEGOTIATION, EXECUTION, DELIVERY, PERFORMANCE, ADMINISTRATION, OR ENFORCEMENT OF ANY OF THE LOAN DOCUMENTS, (B) ANY OF THE TRANSACTIONS CONTEMPLATED BY THE LOAN DOCUMENTS, (C) ANY BREACH BY THE BORROWER OF ANY REPRESENTATION, WARRANTY, COVENANT, OR OTHER AGREEMENT CONTAINED IN ANY OF THE LOAN DOCUMENTS, (D) THE PRESENCE, RELEASE, THREATENED RELEASE, DISPOSAL, REMOVAL, OR CLEANUP OF ANY HAZARDOUS MATERIAL LOCATED ON, ABOUT, WITHIN, OR AFFECTING ANY OF THE PROPERTIES OR ASSETS OF THE BORROWER OR ANY SUBSIDIARY, OR (E) ANY INVESTIGATION, LITIGATION, OR OTHER PROCEEDING, INCLUDING, WITHOUT LIMITATION, ANY THREATENED INVESTIGATION, LITIGATION, OR OTHER PROCEEDING RELATING TO ANY OF THE FOREGOING. WITHOUT LIMITING ANY PROVISION OF THIS AGREEMENT OR OF ANY OTHER LOAN DOCUMENT, IT IS THE EXPRESS
INTENTION OF THE PARTIES HERETO THAT EACH PERSON TO BE INDEMNIFIED UNDER THIS SECTION SHALL BE INDEMNIFIED FROM AND HELD HARMLESS AGAINST ANY AND ALL LOSSES, LIABILITIES, CLAIMS, DAMAGES, PENALTIES, JUDGMENTS, DISBURSEMENTS, COSTS, AND EXPENSES (INCLUDING ATTORNEYS' FEES) ARISING OUT OF OR RESULTING FROM THE SOLE OR CONTRIBUTORY NEGLIGENCE OF SUCH PERSON BUT NOT ARISING OUT OF OR RESULTING
FROM  THE  GROSS  NEGLIGENCE  OR  WILLFUL  MISCONDUCT  OF  SUCH  PERSON.
Section  14.3.    Limitation  of Liability.  None of the Bank, or any Affiliate,
                  ------------------------
officer, director, employee, attorney, or agent thereof shall have any liability with respect to, and the Borrower hereby waives, releases, and agrees not to sue any of them upon, any claim for any special, indirect, incidental, or consequential damages suffered or incurred by the Borrower in connection with, arising out of, or in any way related to, this Agreement or any of the other Loan Documents, or any of the transactions contemplated by this Agreement or any of the other Loan Documents, except for such Person's willful misconduct, gross negligence or failure to comply with the express provisions of any of the Loan Documents. The Borrower hereby waives, releases, and agrees not to sue the Bank or any of its Affiliates, officers, directors, employees, attorneys, or agents for punitive damages in respect of any claim in connection with, arising out of, or in any way related to, this Agreement or any of the other Loan Documents, or any of the transactions contemplated by this Agreement or any of the other Loan Documents.
Section  14.4.    No  Duty.  All  attorneys,  accountants, appraisers, and other
                  --------
professional Persons and consultants retained by the Bank shall have the right to act exclusively in the interest of the Bank and shall have no duty of disclosure, duty of loyalty, duty of care, or other duty or obligation of any type or nature whatsoever to the Borrower or any of the Borrower's shareholders or any other Person.
Section  14.5.    No  Fiduciary  Relationship.  The  relationship  between  the
                  ---------------------------
Borrower and each Bank is solely that of debtor and creditor, and the Bank does not have any fiduciary or other special relationship with the Borrower, and no term or condition of any of the Loan Documents shall be construed so as to deem the relationship between the Borrower and the Bank to be other than that of debtor and creditor.
Section  14.6.    Equitable  Relief.  The  Borrower recognizes that in the event
                  -----------------
the Borrower fails to pay, perform, observe, or discharge any or all of the Obligations, any remedy at law may prove to be inadequate relief to the Bank. The Borrower therefore agrees that the Bank, if the Bank so requests, shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.
Section  14.7.    No Waiver; Cumulative Remedies.  No failure on the part of the
                  ------------------------------
Bank to exercise and no delay in exercising, and no course of dealing with respect to, any right, power, or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power, or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The rights and remedies provided for in this Agreement and the other Loan Documents are cumulative and not exclusive of any rights and remedies provided by law.
Section  14.8.    Successors;  Assignment.  This Agreement shall be binding upon
                  -----------------------
and inure to the benefit of the Bank and the Borrower and their respective successors and assigns; provided however, that (a) the Borrower may not assign or transfer its interest hereunder without Bank's prior written consent and (b) the Bank must give notice to the Borrower at least sixty (60) days prior to assigning its interest hereunder.
Section  14.9.    Participations.  The Bank shall have the right at any time and
                  --------------
from time to time to grant participations in the Notes and any other Loan Documents. Each actual or proposed participant shall be entitled to receive all information received by the Bank regarding the Borrower, including, without limitation, information required to be disclosed to a participant pursuant to Banking Circular 181 (Rev., August 2, 1984), issued by the Comptroller of the Currency (whether the actual or proposed participant is subject to the circular or not).
Section  14.10.    Survival.  All  representations  and  warranties made in this
                   --------
Agreement or any other Loan Document or in any document, statement, or certificate furnished in connection with this Agreement shall survive the execution and delivery of this Agreement and the other Loan Documents, and no investigation by the Bank or any closing shall affect the representations and warranties or the right of the Bank to rely upon them. Without prejudice to the survival of any other obligation of the Borrower hereunder, the obligations of the Borrower under Article VI and Sections 14.1 and 14.2 shall survive repayment
                   ----------     -------------     ----
of the Notes and termination of the Revolving Credit Commitment and the Term Commitment.
Section  14.11.    ENTIRE  AGREEMENT.  THIS  AGREEMENT, THE NOTES, AND THE OTHER
                   -----------------
LOAN DOCUMENTS REFERRED TO HEREIN EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.
Section  14.12.    Amendments,  Etc.  No amendment or waiver of any provision of
                   ----------------
this Agreement, the Notes, or any other Loan Document to which the Borrower is a party, nor any consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be agreed or consented to by the Bank and the Borrower, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.
Section  14.13.    Maximum  Interest Rate.  No provision of this Agreement or of
                   ----------------------
any other Loan Document shall require the payment or the collection of interest in excess of the maximum amount permitted by applicable law. If any excess of interest in such respect is hereby provided for, or shall be adjudicated to be so provided, in any Loan Document or otherwise in connection with this loan transaction, the provisions of this Section shall govern and prevail and neither the Borrower nor the sureties, guarantors, successors, or assigns of the Borrower shall be obligated to pay the excess amount of such interest or any other excess sum paid for the use, forbearance, or detention of sums loaned pursuant hereto. In the event any Bank ever receives, collects, or applies as interest any such sum, such amount which would be in excess of the maximum amount permitted by applicable law shall be applied as a payment and reduction of the principal of the indebtedness evidenced by the Notes; and, if the principal of the Notes has been paid in full, any remaining excess shall forthwith be paid to the Borrower. In determining whether or not the interest paid or payable exceeds the Maximum Rate, the Borrower and each Bank shall, to the extent permitted by applicable law, (a) characterize any non-principal payment as an expense, fee, or premium rather than as interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the entire contemplated term of the indebtedness evidenced by the Notes so that interest for the entire term does not exceed the Maximum Rate.
Section 14.14.    Notices.  All notices and other communications provided for in
                  -------
this Agreement and the other Loan Documents to which the Borrower is a party shall be given or made by telex, telegraph, telecopy, cable, or in writing and telexed, telecopied, telegraphed, cabled, mailed by certified mail return receipt requested, or delivered to the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof; or, as to any party, at such other address as shall be designated by such party in a notice to each other party given in accordance with this Section. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telex or telecopy, subject to telephone confirmation of receipt, or delivered to the telegraph or cable office, subject to telephone confirmation of receipt, or when personally delivered or, in the case of a mailed notice, when duly deposited in the mails, in each case given or addressed as aforesaid; provided, however, notices to the Bank pursuant to
Article  II  shall  not  be  effective  until  received  by  the  Bank.
Section  14.15.    Governing  Law;  Venue;  Service  of Process.  This Agreement
                   --------------------------------------------
shall be governed by and construed in accordance with the laws of the State of Texas and the applicable laws of the United States of America. This Agreement has been entered into in Dallas County, Texas, and it shall be performable for all purposes in Dallas County, Texas. Any action or proceeding against the Borrower under or in connection with any of the Loan Documents may be brought in any state or federal court in Dallas County, Texas. The Borrower hereby irrevocably (a) submits to the nonexclusive jurisdiction of such courts, and (b) waives any objection it may now or hereafter have as to the venue of any such action or proceeding brought in any such court or that any such court is an inconvenient forum. The Borrower agrees that service of process upon it may be made by certified or registered mail, return receipt requested, at its address specified or determined in accordance with the provisions of Section 14.13.
                                                                  -------------
Nothing herein or in any of the other Loan Documents shall affect the right of the Bank to serve process in any other manner permitted by law or shall limit the right of the Bank to bring any action or proceeding against the Borrower or with respect to any of its property in courts in other jurisdictions. Any action or proceeding by the Borrower against the Agent or any Bank shall be brought only in a court located in Dallas County, Texas.
Section  14.16.     Arbitration.
                   -----------
(a)     Arbitration.  Upon  the  demand  of  any  party,  any  Dispute  shall be
        -----------
resolved  by binding arbitration (except as set forth in subsection(e) below) in
                                                         -------------
accordance  with the terms of this Agreement. A "Dispute" shall mean any action,
                                                 -------
dispute, claim or controversy of any kind, whether in contract or tort, statutory or common law, legal or equitable, now existing or hereafter arising under or in connection with, or in any way pertaining to, any of the Loan Documents, or any past, present or future extensions of credit and other activities, transactions or obligations of any kind related directly or indirectly to any of the Loan Documents, including without limitation, any of the foregoing arising in connection with the exercise of any self-help, ancillary or other remedies pursuant to any of the Loan Documents. Any party may by summary proceedings bring an action in court to compel arbitration of a Dispute. Any party who fails or refuses to submit to arbitration following a lawful demand by any other party shall bear all costs and expenses incurred by such other party in compelling arbitration of any Dispute.
(b)     Governing  Rules.  Arbitration  proceedings shall be administered by the
        ----------------
American  Arbitration  Association  ("AAA")  or  such other administrator as the
                                      ---
parties shall mutually agree upon in accordance with the AAA Commercial Arbitration Rules. All Disputes submitted to arbitration shall be resolved in accordance with the Federal Arbitration Act (Title 9 of the United States Code), notwithstanding any conflicting choice of law provision in any of the Loan Documents. The arbitration shall be conducted at a location in Texas selected by the AAA or other administrator. If there is any inconsistency between the terms hereof and any such rules, the terms and procedures set forth herein shall control. All statutes of limitation applicable to any Dispute shall apply to any arbitration proceeding. All discovery activities shall be expressly limited to matters directly relevant to the Dispute being arbitrated. Judgment upon any award rendered in an arbitration may be entered in any court having jurisdiction; provided however, that nothing contained herein shall be deemed to be a waiver by any party that is a bank of the protections afforded to it under
12  U.S.C.   91  or  any  similar  applicable  state  law.
(c)     No  Waiver;  Provisional  Remedies,  Self  Help  and  Foreclosure.  No
        -----------------------------------------------------------------
provision hereof shall limit the right of any party to exercise self-help remedies such as setoff, foreclosure against or sale of any real or personal property collateral or security, or to obtain provisional or ancillary remedies, including without limitation injunctive relief, sequestration, attachment, garnishment or the appointment of a receiver, from a court of competent jurisdiction before, after or during the pendency of any arbitration or other proceeding. The exercise of any such remedy shall not waive the right of any party to compel arbitration hereunder.
(d)     Arbitrator Qualifications and Powers Awards.  Arbitrators must be active
        -------------------------------------------
members of the Texas State Bar with expertise in the substantive laws applicable to the subject matter of the Dispute. Arbitrators are empowered to resolve Disputes by summary rulings in response to motions filed prior to the final arbitration hearing. Arbitrators (i) shall resolve all Disputes in accordance with the substantive law of the state of Texas, (ii) may grant any remedy or relief that a court of the state of Texas could order or grant within the scope hereof and such ancillary relief as is necessary to make effective any award, and (iii) shall have the power to award recovery of all costs and fees, to impose sanctions and to take such other actions as they deem necessary to the same extent a judge could pursuant to the Federal Rules of Civil Procedure, the Texas Rules of Civil Procedure or other applicable law. Any Dispute in which the amount in controversy is $5,000,000 or less shall be decided by a single arbitrator who shall not render an award of greater than $5,000,000 (including damages, costs, fees and expenses). By submission to a single arbitrator, each party expressly waives any right or claim to recover more than $5,000,000. Any Dispute in which the amount in controversy exceeds $5,000,000 shall be decided by majority vote of a panel of three arbitrators; provided however, that all three arbitrators must actively participate in all hearings and deliberations.
(e)     Judicial  Review.  Notwithstanding  anything  herein to the contrary, in
        ----------------
any arbitration in which the amount in controversy exceeds $25,000,000, the arbitrators shall be required to make specific, written findings of fact and conclusions of law. In such arbitration (i) the arbitrators shall not have the power to make any award which is not supported by substantial evidence or which is based on legal error, (ii) an award shall not be binding upon the parties unless the findings of fact are supported by substantial evidence and the conclusions of law are not erroneous under the substantive law of the state of Texas, and (iii) the parties shall have in addition to the grounds referred to in the Federal Arbitration Act for vacating, modifying or correcting an award the right to judicial review of (A) whether the findings of fact rendered by the arbitrators are supported by substantial evidence, and (B) whether the conclusions of law are erroneous under the substantive law of the state of Texas. Judgment confirming an award in such a proceeding may be entered only if a court determines the award is supported by substantial evidence and not based on legal error under the substantive law of the state of Texas.
(f)     Miscellaneous.  To  the  maximum  extent  practicable,  the  AAA,  the
        -------------
arbitrators and the parties shall take all action required to conclude any arbitration proceedings within one hundred eighty (180) days of the filing of the Dispute with the AAA. No arbitrator or other party to an arbitration proceeding may disclose the existence, content or results thereof, except for disclosures of information by a party required in the ordinary course of its business, by applicable law or regulations, or to the extent necessary to exercise any judicial review rights set forth herein. If more than one agreement for arbitration by or between the parties potentially applies to a Dispute, the arbitration provisions most directly related to the Loan Documents or the subject matter of the Dispute shall control. This arbitration provision shall survive termination, amendment or expiration of any of the Loan Documents or any relationship between the parties.
Section  14.17.    Counterparts.  This  Agreement may be executed in one or more
                   ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
Section 14.18.    Severability.  Any provision of this Agreement held by a court
                  ------------
of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Agreement and the effect thereof shall be confined to the provision held to be invalid or illegal.
Section  14.19.    Headings.  The  headings,  captions, and arrangements used in
                   --------
this Agreement are for convenience only and shall not affect the interpretation of this Agreement.
Section  14.20.    Non-Application  of  Chapter  346 of Texas Finance Code.  The
                   -------------------------------------------------------
provisions of Chapter 346 of the Texas Finance Code are specifically declared by the parties hereto not to be applicable to this Agreement or any of the other Loan Documents or to the transactions contemplated hereby.
Section 14.21.    Construction.  The Borrower and the Bank acknowledge that each
                  ------------
of them has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review this Agreement and the other Loan Documents with its legal counsel and that this Agreement and the other Loan Documents shall be construed as if jointly drafted by the parties hereto.
Section  14.22.    Independence  of Covenants.  All covenants hereunder shall be
                   --------------------------
given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or be otherwise within the limitations of, another covenant shall not avoid the occurrence of a Default if such action is taken or such condition exists.
Section  14.23.    WAIVER  OF  JURY  TRIAL.  TO  THE FULLEST EXTENT PERMITTED BY
                   -----------------------
APPLICABLE LAW, EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND EXPRESSLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT, OR OTHERWISE) ARISING OUT OF OR RELATING TO ANY OF THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY OR THE ACTIONS OF THE BANK IN THE NEGOTIATION, ADMINISTRATION, OR ENFORCEMENT THEREOF.
Section  14.24.    NOTICE  OF  INDEMNIFICATION.  THE  PARTIES  TO THIS AGREEMENT
                   ---------------------------
HEREBY ACKNOWLEDGE AND AGREE THAT THIS AGREEMENT CONTAINS CERTAIN INDEMNIFICATION PROVISIONS PURSUANT TO SECTION 14.2 HEREOF.
                                           -------------
                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.
BORROWER:
--------
PIZZA  INN,  INC.
By: /S/Ronald W. Parker
Name: Ronald W. Parker
Title: Chief Executive Officer
Address  for  Notices:
3551  Plano  Parkway
The  Colony,  Texas  75056
Fax  No.:     (972)  702-9510
Telephone  No.:     (972)  701-9955
Attention:

BANK:
----
WELLS  FARGO  BANK  (TEXAS),  NATIONAL  ASSOCIATION
By:/s/ Austin Nettle
Name: Austin Nettle
Title: Vice President
Address  for  Notices:
1445  Ross  Avenue
Dallas,  Texas  75202
Fax  No.:     (214)  953-3982
Telephone  No.:     (214)  777-4001
Attention:     Austin  Nettle
Lending  Office  for  Prime  Rate  Advances:
1445  Ross  Avenue
Dallas,  Texas  75202
Lending  Office  for  LIBOR  Advances:

1445  Ross  Avenue
Dallas,  Texas  75202

                                INDEX TO EXHIBITS
                                -----------------
Exhibit     Description  of  Exhibit
-------     ------------------------
A     Form  of  Revolving  Credit  Note
B     Intentionally  Deleted
C     Advance  Request  Form
D     Intentionally  Deleted
E     Compliance  Certificate
F     Letter  of  Credit  Request  Form
G     Third  Amended  and  Restated  Security  Agreement
H     Third  Amended  and  Restated  Guaranty
I     Third  Amended  and  Restated  Trademark  Security  Interest  Document
                               INDEX TO SCHEDULES
                               ------------------
Schedule     Description  of  Schedule
--------     -------------------------
1.1(a)     Existing  Letters  of  Credit
1.1(b)     Legal  Description  of  Real  Property
9.4     Intellectual  Property
9.5     Existing  Litigation
9.14     List  of  Subsidiaries
9.20     Environmental  Matters
11.1     Existing  Debt
11.2     Existing  Liens
11.5     Permitted  Investments